SCHEDULE 14A
             (RULE 14A-101) INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                       TEMPLETON DEVELOPING MARKETS TRUST
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


       --------------------------------------------------------------------
       Name of Person(s) Filing Proxy Statement, other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee  computed  on  table  below  per  Exchange  Act  Rules 14a-6(i)(1)  and
    0-11(s)(2).

      (1)  Title of each class of securities to which transaction applies:

      (2)  Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed maximum aggregate value of transaction:

      (5)  Total fee paid:


[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                      TEMPLETON DEVELOPING MARKETS TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

   These materials are for a Special Meeting of Shareholders scheduled for August 26, 2002 at 1:00 p.m. Eastern time. The enclosed materials discuss four proposals (the "Proposals" or, each, a "Proposal") to be voted on at the meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Developing Markets Trust. If you specify a vote for all Proposals, your proxy will be voted as you indicate. If you specify a vote for one or more Proposals, but not all, your proxy will be voted as specified on such Proposals and, on the Proposal(s) for which no vote is specified, will be voted FOR such Proposal(s). If you simply sign and date the proxy card, but do not specify a vote for any Proposal, your proxy will be voted FOR all Proposals.

   We Urge You to Spend a Few Minutes Reviewing the Proposals in the Proxy Statement. Then, Please Fill Out and Sign the Proxy Card and Return It to Us So That We Know How You Would Like to Vote. When Shareholders Return Their Proxies Promptly, the Fund May be Able to Save Money by Not Having to Conduct Additional Mailings.

   We Welcome Your Comments. If You Have Any Questions, Call Fund Information At 1-800/Dial Ben(r) (1-800-342-5236).


-------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

  For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.
-------------------------------------------------------------------------------

[LOGO]
FRANKLIN TEMPLETON
INVESTMENTS

                      TEMPLETON DEVELOPING MARKETS TRUST

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

   A Special Meeting of Shareholders (the "Meeting") of Templeton Developing Markets Trust (the "Fund"), will be held at the Fund's offices, 500 East Broward Boulevard, 12th Floor, Fort Lauderdale, Florida 33394-3091 on August 26, 2002 at 1:00 p.m. Eastern time.

   During the Meeting, shareholders of the Fund will vote on the following Proposals and Sub-Proposals:

    1. To elect a Board of Trustees.

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust.

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

      (a) To amend the Fund's fundamental investment restriction regarding borrowing;

      (b) To amend the Fund's fundamental investment restriction regarding underwriting;

      (c) To amend the Fund's fundamental investment restriction regarding lending;

      (d) To amend the Fund's fundamental investment restriction regarding investments in commodities;

      (e) To amend the Fund's fundamental investment restriction regarding investments in real estate;

      (f) To amend the Fund's fundamental investment restriction regarding issuing senior securities, purchasing on margin and making short sales;

      (g) To amend the Fund's fundamental investment restriction regarding industry concentration; and

      (h) To amend the Fund's fundamental investment restriction regarding diversification of investments.

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

July 8, 2002


------------------------------------------------------------------------------
  Many shareholders hold shares in more than one Templeton fund and will receive proxy materials for each fund owned. Please sign and promptly return each proxy card in the self-addressed envelopes provided regardless of the number of shares you own.
------------------------------------------------------------------------------

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
Information About Voting............................................................................   1
Proposal 1:  To Elect a Board of Trustees...........................................................   2
Proposal 2:  To Approve an Agreement and Plan of Reorganization that provides for the Reorganization of the Fund from a Massachusetts Business Trust to a Delaware Business Trust...........  12
Introduction to Proposals 3 and 4...................................................................  16
Proposal 3:  To Approve Amendments to Certain of the Fund's Fundamental Investment Restrictions
             (this Proposal involves separate votes on Sub-Proposals 3a - 3h).......................  17
   Sub-Proposal 3a: To amend the Fund's fundamental investment restriction regarding borrowing......  17
   Sub-Proposal 3b: To amend the Fund's fundamental investment restriction regarding underwriting...  18
   Sub-Proposal 3c: To amend the Fund's fundamental investment restriction regarding lending........  19
   Sub-Proposal 3d: To amend the Fund's fundamental investment restriction regarding investments in commodities.....................................................................  20
   Sub-Proposal 3e: To amend the Fund's fundamental investment restriction regarding investments in real estate.....................................................................  21
   Sub-Proposal 3f: To amend the Fund's fundamental investment restriction regarding issuing senior securities, purchasing on margin and making short sales.........................  22
   Sub-Proposal 3g: To amend the Fund's fundamental investment restriction regarding industry concentration...................................................................  23
   Sub-Proposal 3h: To amend the Fund's fundamental investment restriction regarding diversification of investments..................................................................  24
Proposal 4:  To Approve the Elimination of Certain of the Fund's Fundamental Investment
             Restrictions...........................................................................  24
Information About the Fund..........................................................................  28
Further Information About Voting and the Meeting....................................................  30

EXHIBITS

Exhibit A: Agreement and Plan of Reorganization between Templeton Developing Markets Trust (a
           Massachusetts business trust) and Templeton Developing Markets Trust (a Delaware business trust).................................................................................. A-1
Exhibit B: A Comparison of Governing Documents and State Law....................................... B-1
Exhibit C: Fundamental Investment Restrictions Proposed to be Amended or Eliminated................ C-1

                      TEMPLETON DEVELOPING MARKETS TRUST

                                PROXY STATEMENT

INFORMATION ABOUT VOTING

  Who is Asking for My Vote?

   The Trustees of Templeton Developing Markets Trust (the "Fund"), in connection with the Special Meeting of Shareholders of the Fund to be held on August 26, 2002 (the "Meeting"), have requested your vote on several matters.

  Who is Eligible to Vote?

   Shareholders of record at the close of business on June 14, 2002 are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote, on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were first mailed to shareholders of record on or about July 8, 2002.

  On What Issues Am I Being Asked to Vote?

   You are being asked to vote on four Proposals:

    1. To elect a Board of Trustees;

    2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust;

    3. To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals); and

    4. To approve the elimination of certain of the Fund's fundamental investment restrictions.

  How Do the Fund's Trustees Recommend That I Vote?

   The Trustees unanimously recommend that you vote:

    1. FOR the election of all nominees as Trustees;

    2. FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust;

    3. FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions; and

    4. FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions.

  How Do I Ensure That My Vote is Accurately Recorded?

   You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, a control number and separate instructions are enclosed.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 4, your proxy will be voted as you indicate, and any Proposal for which no vote is specified will be voted FOR that Proposal. If you simply sign, date and return the proxy card, but do not specify a vote for any of the Proposals 1 through 4, your shares will be voted FOR the election of all nominees as Trustees (Proposal 1); FOR the approval of an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust (Proposal 2); FOR the approval of each of the proposed amendments to certain of the Fund's fundamental investment restrictions (Sub-Proposals 3a-3h); and FOR the approval of the elimination of certain of the Fund's fundamental investment restrictions (Proposal 4).

  MAY I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

                                 THE PROPOSALS

PROPOSAL 1:  TO ELECT A BOARD OF TRUSTEES

  HOW ARE NOMINEES SELECTED?

   The Board of Trustees of the Fund (the "Board" or the "Trustees") has a Nominating and Compensation Committee (the "Committee") consisting of Frank J. Crothers, Andrew H. Hines, Jr., Edith E. Holiday and Gordon S. Macklin, none of whom is an "interested person" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Fund are referred to as the "Independent Trustees." The Committee is responsible for the selection and nomination of candidates to serve as Trustees of the Fund. The Committee will review shareholders' nominations to fill vacancies on the Board if these nominations are submitted in writing and addressed to the Committee at the Fund's offices. However, the Committee expects to be able to identify from its own resources an ample number of qualified candidates.

  WHO ARE THE NOMINEES FOR TRUSTEE?

   All of the nominees nominated by the Committee are currently members of the Board. The terms of all nominees will continue until their successors are duly elected and qualified. In addition, all of the current nominees are also directors or trustees of other Franklin(R) funds and/or Templeton(R) funds (collectively, the "funds in Franklin Templeton Investments"). Among these Trustees, Nicholas F. Brady, Charles B. Johnson and Charles E. Johnson are deemed to be an "interested person" for purposes of the 1940 Act. Trustees who are "interested persons" are referred to as the "Interested Trustees."

   Certain Trustees of the Fund hold director and officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company, the principal shareholders of which are Charles
B. Johnson and Rupert H. Johnson, Jr., who own approximately 17.6% and 14.5%, respectively, of its outstanding shares. Resources, a global investment organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles E. Johnson, a Trustee and Vice President of the Fund, is the son and nephew, respectively, of brothers Charles
B. Johnson, Chairman of the Board, Trustee and Vice President of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund. There are no other family relationships among any of the nominees for Trustee.

   Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable before the Meeting, the designated proxy holders will vote in their discretion for another person or persons who may be nominated as Trustees.

   Listed below, for each nominee, are their name, age and address, as well as their position and length of service with the Fund, principal occupation during the past five years, the number of funds in the Franklin Templeton Investments fund complex that they oversee, and any other directorships held by the Trustee.

NOMINEES FOR INDEPENDENT TRUSTEE:

                                                            NUMBER OF
                                                          PORTFOLIOS IN
                                                            FRANKLIN
                                                            TEMPLETON
                                                           INVESTMENTS
                                                          FUND COMPLEX
                                           LENGTH OF       OVERSEEN BY
NAME, AGE AND ADDRESS        POSITION     TIME SERVED       TRUSTEE*         OTHER DIRECTORSHIPS HELD
---------------------        --------     -----------     -------------     ----------------------------

HARRIS J. ASHTON (69)        Trustee      Since 1992           133         Director, RBC Holdings, Inc.
 500 East Broward Blvd.                                                    (bank holding company) and
 Suite 2100                                                                Bar-S Foods (meat packing
 Fort Lauderdale, FL                                                       company).
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY,  President, Chief Executive Officer and Chairman of the Board,  General Host Corporation (nursery and craft centers)
(until 1998).
--------------------------------------------------------------------------------

FRANK J. CROTHERS (57)      Trustee       Since 1991           17          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman, Caribbean Electric Utility Services Corporation and Atlantic Equipment
& Power  Ltd.;  Vice  Chairman,  Caribbean  Utilities  Co.  Ltd.;  Director  and
President,  Provo Power Company Ltd.; and director of various other business and nonprofit organizations.
--------------------------------------------------------------------------------

S. JOSEPH FORTUNATO (69)    Trustee       Since 1992           134         None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------

ANDREW H. HINES, JR. (79)     Trustee     Since 1993           28          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Consultant,  Triangle  Consulting  Group;  and  Executive-in-Residence,   Eckerd
College  (1991-present);  and  FORMERLY,  Chairman and  Director,  Precise Power
Corporation   (1990-1997);   Director,   Checkers  Drive-In   Restaurant,   Inc.
(1994-1997);  and  Chairman of the Board and Chief  Executive  Officer,  Florida
Progress  Corporation  (holding  company in the  energy  area)  (1982-1990)  and director of various of its subsidiaries.
  -----------------------------------------------------------------------------

                                                              NUMBER OF
                                                            PORTFOLIOS IN
                                                              FRANKLIN
                                                              TEMPLETON
                                                             INVESTMENTS
                                                            FUND COMPLEX
                                            LENGTH OF        OVERSEEN BY
NAME, AGE AND ADDRESS       POSITION      TIME SERVED        TRUSTEE*         OTHER DIRECTORSHIPS HELD
---------------------       --------      -----------      -------------   ------------------------------
EDITH E. HOLIDAY (50)        Trustee      Since 1996           82          Director, Amerada Hess
 500 East Broward Blvd.                                                    Corporation (exploration and
 Suite 2100                                                                refining of oil and gas);
 Fort Lauderdale, FL                                                       Hercules Incorporated
 33394-3091                                                                (chemicals, fibers and resins);
                                                                           Beverly Enterprises, Inc.
                                                                           (health care); H.J. Heinz
                                                                           Company (processed foods
                                                                           and allied products); RTI
                                                                           International Metals, Inc.
                                                                           (manufacture and distribution
                                                                           of titanium); Digex
                                                                           Incorporated (web hosting
                                                                           provider); and Canadian
                                                                           National Railway (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the
United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States
Treasury Department (1988-1989).

----------------------------------------------------------------------------------------------------------

BETTY P. KRAHMER (72)         Trustee     Since 1995           22          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  or trustee of  various  civic  associations;  and  FORMERLY,  Economic
Analyst, U.S. government.
---------------------------------------------------------------------------------------------------------

GORDON S. MACKLIN (74)        Trustee     Since 1993           133         Director, White Mountains
 500 East Broward Blvd.                                                    Insurance Group, Ltd. (holding
 Suite 2100                                                                company); Martek Biosciences
 Fort Lauderdale, FL                                                       Corporation; WorldCom, Inc.
 33394-3091                                                                (communications services);
                                                                           MedImmune, Inc.
                                                                           (biotechnology);
                                                                           Overstock.com (Internet
                                                                           services); and Spacehab, Inc.
                                                                           (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman,  White Mountains  Insurance Group, Ltd. (holding company);  and
FORMERLY,  Chairman,  White River Corporation  (financial services) (until 1998)
and Hambrecht & Quist Group  (investment  banking) (until 1992);  and President,
National Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------------------------------------------

                                                           NUMBER OF
                                                          PORTFOLIOS IN
                                                           FRANKLIN
                                                           TEMPLETON
                                                           INVESTMENTS
                                                          FUND COMPLEX
                                          LENGTH OF       OVERSEEN BY
NAME, AGE AND ADDRESS        POSITION    TIME SERVED        TRUSTEE*       OTHER DIRECTORSHIPS HELD
---------------------        --------    -----------     -------------    -----------------------------

FRED R. MILLSAPS (73)         Trustee     Since 1992           28          None
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director  of  various  business  and  nonprofit  organizations;  and  manager of personal investments (1978-present);  and FORMERLY, Chairman and Chief Executive
Officer,  Landmark Banking  Corporation  (1969-1978);  Financial Vice President,
Florida Power and Light (1965-1969); and Vice President, Federal Reserve Bank of
Atlanta (1958-1965).
-------------------------------------------------------------------------------------------------------

CONSTANTINE D.                Trustee     Since 1991           18          None
  TSERETOPOULOS (48)
 500 East Broward Blvd.
 Suite 2100
 Fort Lauderdale, FL
 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Physician,  Lyford Cay Hospital (1987-present) and director of various nonprofit
organizations;   and  FORMERLY,   Cardiology  Fellow,   University  of  Maryland
(1985-1987) and Internal  Medicine  Resident,  Greater  Baltimore Medical Center
(1982-1985).
-------------------------------------------------------------------------------------------------------------

NOMINEES FOR INTERESTED TRUSTEE:

 **NICHOLAS F. BRADY (72)     Trustee     Since 1993           63          Director, Amerada Hess
  500 East Broward Blvd.                                                   Corporation (exploration and
  Suite 2100                                                               refining of oil and gas); C2,
  Fort Lauderdale, FL                                                      Inc. (operating and investment
  33394-3091                                                               business); and H.J. Heinz
                                                                           Company (processed foods
                                                                           and allied products).

 PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman,  Templeton  Emerging  Markets  Investment  Trust PLC,  Darby  Overseas
Investments,  Ltd. and Darby Emerging Markets Investments LDC (investment firms)
(1994-present);   Director,   Templeton  Capital  Advisors  Ltd.,  and  Franklin
Templeton  Investment  Fund;  and  FORMERLY,  Secretary  of  the  United  States
Department of the Treasury  (1988-1993);  Chairman of the Board,  Dillon, Read &
Co., Inc. (investment banking) (until 1988); and U.S. Senator, New Jersey (April
1982-December 1982).
---------------------------------------------------------------------------------------------------------

                                                                  NUMBER OF
                                                                PORTFOLIOS IN
                                                                  FRANKLIN
                                                                  TEMPLETON
                                                                 INVESTMENTS
                                                                FUND COMPLEX
                                              LENGTH OF         OVERSEEN BY
NAME, AGE AND ADDRESS          POSITION       TIME SERVED         TRUSTEE*      OTHER DIRECTORSHIPS HELD
---------------------         -----------     --------------    -------------   ------------------------

**CHARLES B. JOHNSON (69)     Chairman of      Chairman and         133         None
  One Franklin Parkway        the Board,       Trustee since
  San Mateo, CA               Trustee and      1995 and Vice
  94403-1906                  Vice President    President
                                                since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive  Officer,  Member--Office of the Chairman
and Director,  Franklin  Resources,  Inc.;  Vice President,  Franklin  Templeton
Distributors,  Inc.; Director,  Fiduciary Trust Company  International;  officer and/or  director  or  trustee,  as the  case  may  be,  of  some  of  the  other subsidiaries  of Franklin  Resources,  Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------

**CHARLES E. JOHNSON (46)     Trustee and       Trustee since       34          None
  One Franklin Parkway        Vice President    1993 and
  San Mateo, CA                                 Vice President
  94403-1906                                    since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President,  Member--Office  of the President and Director,  Franklin  Resources,
Inc.; Senior Vice President,  Franklin Templeton  Distributors,  Inc.; President
and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director,  Franklin Investment Advisory Services, Inc.;
officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.;  and  officer of 34 of the  investment  companies  in  Franklin  Templeton
Investments.
------------------------------------------------------------------------------------------------------

--------
* We base the number of portfolios on each separate series of the U.S. registered investment companies included in the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers, and may also share a common underwriter.
** Nicholas F. Brady, Charles B. Johnson and Charles E. Johnson, each an
   Interested Trustee, are "interested persons" of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Charles B. Johnson is considered an interested person of the Fund due to his position as an officer and director and major shareholder of Resources, which is the parent company of the Fund's Investment Manager and distributor, and his position with the Fund. Mr. Charles E. Johnson is considered an interested person of the Fund due to his position as officer and director of Resources and his position with the Fund. Mr. Brady's status as an interested person results from his business affiliations with Resources and Templeton Global Advisors Limited. Mr. Brady and Resources are both limited partners of Darby Overseas Partners, L.P. ("Darby Overseas"). Mr. Brady is Chairman and shareholder of Darby Overseas Investments, Ltd., which is the corporate general partner of Darby Overseas. In addition, Darby Overseas and Templeton Global Advisors Limited are limited partners of Darby Emerging Markets Fund, L.P. ("DEMF"). Mr. Brady serves as Chairman of the corporate general partner of DEMF, and Darby Overseas and its general partner own 100% of the stock of the general partner of DEMF. Resources also is an investor in Darby Technology Ventures Group, LLC ("DTV") in which Darby Overseas is a significant investor and for which Darby Overseas has the right to appoint a majority of the directors. Templeton Global Advisors Limited also is a limited partner in Darby--BBVA Latin America Private Equity Fund, L.P. ("DBVA"), a private equity fund in which Darby Overseas is a significant investor, and the general partner of which Darby Overseas controls jointly with an unaffiliated third party. Mr. Brady is also a director of Templeton Capital Advisors Ltd. ("TCAL"), which serves as investment manager to certain unregistered funds. TCAL and Templeton Global Advisors Limited are both indirect subsidiaries of Resources. The remaining nominees are Independent Trustees.

   The following tables provide the dollar range of equity securities of the Fund and of funds in Franklin Templeton Investments beneficially owned by the Fund's Trustees as of March 31, 2002.

INDEPENDENT TRUSTEES:

                                                             AGGREGATE DOLLAR RANGE OF
                                                           EQUITY SECURITIES IN ALL FUNDS
                                          DOLLAR RANGE OF  OVERSEEN BY THE TRUSTEE IN THE
                                         EQUITY SECURITIES       FRANKLIN TEMPLETON
NAME OF TRUSTEE                             IN THE FUND       INVESTMENTS FUND COMPLEX
---------------                          ----------------- ------------------------------
Harris J. Ashton........................  $10,001-$50,000          Over $100,000
Frank J. Crothers.......................  $10,001-$50,000          Over $100,000
S. Joseph Fortunato.....................  $10,001-$50,000          Over $100,000
Andrew H. Hines, Jr.....................  $10,001-$50,000          Over $100,000
Edith E. Holiday........................  $10,001-$50,000          Over $100,000
Betty P. Krahmer........................   Over $100,000           Over $100,000
Gordon S. Macklin.......................       None                Over $100,000
Fred R. Millsaps........................   Over $100,000           Over $100,000
Constantine D. Tseretopoulos............   Over $100,000           Over $100,000

INTERESTED TRUSTEES:

                                                             AGGREGATE DOLLAR RANGE OF
                                                           EQUITY SECURITIES IN ALL FUNDS
                                          DOLLAR RANGE OF  OVERSEEN BY THE TRUSTEE IN THE
                                         EQUITY SECURITIES       FRANKLIN TEMPLETON
NAME OF TRUSTEE                             IN THE FUND       INVESTMENTS FUND COMPLEX
---------------                          ----------------- ------------------------------
Nicholas F. Brady.......................       None                Over $100,000
Charles B. Johnson......................   Over $100,000           Over $100,000
Charles E. Johnson......................    $1-$10,000             Over $100,000

  HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is to provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Templeton Asset Management Ltd., the Fund's investment manager (the "Investment Manager"), and various other service providers. The Fund currently pays the Independent Trustees and Mr. Brady an annual retainer of $12,000 and a fee of $900 per Board meeting attended. Trustees serving on the Audit Committee of the Fund and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per Audit Committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a Board meeting.

   During the fiscal year ended December 31, 2001, there were five meetings of the Board, three meetings of the Audit Committee, and three meetings of the Nominating and Compensation Committee. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committee(s) of the Board on which the Trustee served.

   Certain Trustees and officers of the Fund are shareholders of Resources and may receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers. No pension or retirement benefits are accrued as part of Fund expenses.

                                            TOTAL FEES RECEIVED  NUMBER OF BOARDS IN
                                               FROM FRANKLIN     FRANKLIN TEMPLETON
                               TOTAL FEES        TEMPLETON        INVESTMENTS FUND
                                RECEIVED     INVESTMENTS FUND     COMPLEX ON WHICH
NAME OF TRUSTEE              FROM THE FUND*      COMPLEX**        TRUSTEE SERVES***
---------------              -------------- ------------------- -------------------
Harris J. Ashton............    $16,500          $353,221               48
Nicholas F. Brady...........     16,500           134,500               18
Frank J. Crothers...........     16,783            92,000               14
S. Joseph Fortunato.........     16,500           352,380               49
Andrew H. Hines, Jr.........     16,732           201,500               19
Edith E. Holiday............     16,500           254,670               28
Betty P. Krahmer............     16,500           134,500               18
Gordon S. Macklin...........     16,500           353,221               48
Fred R. Millsaps............     16,732           201,500               19
Constantine D. Tseretopoulos     16,926            94,500               15

--------
 * Compensation received for the fiscal year ended December 31, 2001.
** For the calendar year ended December 31, 2001.
*** We base the number of boards on the number of registered investment companies in Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the board members are responsible. Franklin Templeton Investments currently includes 53 registered investment companies, with approximately 155 U.S. based funds or series.

   The table above indicates the total fees paid to Trustees by the Fund individually, and by all of the funds in Franklin Templeton Investments. These Trustees also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Trustees and the Fund's management believe that having the same individuals serving on the boards of many of the funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of the fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds, until the value of such investments equals or exceeds five times the annual fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing this policy, a board member's fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

  WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   Officers of the Fund are appointed by the Trustees and serve at the pleasure of the Board. Listed below for each Executive Officer are their name, age and address, as well as their position and length of service with the Fund, and principal occupation during the past five years. In addition to their service on the Board, Charles B. Johnson and Charles E. Johnson serve as Vice Presidents of the Fund.

NAME, AGE AND ADDRESS              POSITION             LENGTH OF TIME SERVED
---------------------              --------             ---------------------
CHARLES B. JOHNSON          Chairman of the Board,      Chairman and Trustee
                           Trustee and Vice President    since 1995 and Vice
                                                        President since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominees for Interested Trustees" for information about Mr. Charles B. Johnson.
--------------------------------------------------------------------------------

MARK MOBIUS (65)                   President                 Since 1991
  Two Exchange Square
  39th Floor
  Suite 3905-08
  Hong Kong

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Portfolio Manager of various Templeton advisory affiliates; Managing Director,
Templeton Asset Management Ltd.; Executive Vice President and Director,
Templeton Global Advisors Limited; officer of eight of the investment companies in Franklin Templeton Investments; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc.; and FORMERLY,
President, International Investment Trust Company Limited (investment manager of Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong
(1983-1986).
--------------------------------------------------------------------------------

RUPERT H. JOHNSON, JR.          Vice President               Since 1996
  (61)
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services,
Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS              POSITION             LENGTH OF TIME SERVED
---------------------              --------             ---------------------
HARMON E. BURNS (57)            Vice President               Since 1996
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member--Office of the Chairman and Director, Franklin Resources,
Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.;
Executive Vice President, Franklin Advisers, Inc.; Director, Franklin
Investment Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
and of 51 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

CHARLES E. JOHNSON         Trustee and Vice President  Trustee since 1993 and
                                                      Vice President since 1996

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Please refer to the table "Nominees for Interested Trustees" for information about Mr. Charles E. Johnson.
--------------------------------------------------------------------------------

MARTIN L. FLANAGAN (41)         Vice President               Since 1991
  One Franklin Parkway
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member--Office of the President, Chief Financial Officer and Chief
Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief
Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President,
Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice
President and Chief Operating Officer, Templeton Investment Counsel, LLC;
Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton
Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

JEFFREY A. EVERETT (38)         Vice President               Since 2001
  P.O. Box N-7759
  Lyford Cay, Nassau
  Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Templeton Global Advisors Limited; officer of 18 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Investment Officer, First Pennsylvania Investment Research (until 1989).
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS               POSITION              LENGTH OF TIME SERVED
---------------------               --------              ---------------------

JOHN R. KAY (61)                 Vice President                Since 1994
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Templeton Worldwide, Inc.; Assistant Vice President, Franklin
Templeton Distributors, Inc.; Senior Vice President, Franklin Templeton
Services, LLC; and officer of one of the other subsidiaries of Franklin
Resources, Inc. and of 23 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Vice President and Controller, Keystone Group, Inc.
--------------------------------------------------------------------------------

MURRAY L. SIMPSON (65)         Vice President and              Since 2000
  One Franklin Parkway         Assistant Secretary
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.;
officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin
Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset
Management Ltd. (until 1999).
--------------------------------------------------------------------------------

BARBARA J. GREEN (54)          Vice President and         Vice President since
  One Franklin Parkway              Secretary           2000 and Secretary since
  San Mateo, CA                                                   1996
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior
Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman,
Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities
and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
--------------------------------------------------------------------------------

DAVID P. GOSS (55)             Vice President and              Since 2000
  One Franklin Parkway         Assistant Secretary
  San Mateo, CA
  94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive
Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.;
officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc.; officer of 53 of the investment companies in Franklin
Templeton Investments; and FORMERLY, President, Chief Executive Officer and
Director, Property Resources Equity Trust (until 1999) and Franklin Select
Realty Trust (until 2000).
--------------------------------------------------------------------------------

NAME, AGE AND ADDRESS               POSITION              LENGTH OF TIME SERVED
---------------------               --------              ---------------------

MICHAEL O. MAGDOL (65)         Vice President--AML           Since May 2002
  600 5th Avenue                   Compliance
  Rockefeller Center
  New York, NY
  10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company
International; and officer of 40 of the investment companies in Franklin
Templeton Investments.
--------------------------------------------------------------------------------

BRUCE S. ROSENBERG (40)             Treasurer                  Since 2000
  500 East Broward Blvd.
  Suite 2100
  Fort Lauderdale, FL
  33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of some of the subsidiaries of Franklin Resources, Inc. and of 19 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------------

PROPOSAL 2:  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES
             FOR THE REORGANIZATION OF THE FUND FROM A MASSACHUSETTS BUSINESS TRUST TO A DELAWARE BUSINESS TRUST

   The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "DBT Plan"), substantially in the form attached to this Proxy Statement as Exhibit A, that would change the state of organization of the Fund. This proposed change calls for the reorganization of the Fund from a Massachusetts business trust into a newly formed Delaware business trust. This proposed reorganization will be referred to throughout this Proxy Statement as the "DBT Reorganization." To implement the DBT Reorganization, the Trustees have approved the DBT Plan, which contemplates the continuation of the current business of the Fund in the form of a new Delaware business trust named "Templeton Developing Markets Trust" (the "DE Trust").

  WHAT WILL THE DBT REORGANIZATION MEAN FOR THE FUND AND ITS SHAREHOLDERS?

   If the DBT Plan is approved by shareholders and the DBT Reorganization is implemented, the DE Trust would have the same investment objective, policies and restrictions as the Fund (including, if approved by shareholders at the Meeting, any amended or eliminated fundamental investment restrictions described in Proposals 3 and 4 in this Proxy Statement). The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Fund, and would operate the DE Trust in essentially the same manner as they previously operated the Fund. Thus, on the effective date of the DBT Reorganization, you would hold an interest in the DE Trust that is equivalent to your then interest in the Fund. For all practical purposes, a shareholder's investment in the Fund would not change.

  WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE DBT PLAN AND THE DBT REORGANIZATION?

   The Trustees have determined that investment companies formed as Delaware business trusts have certain advantages over investment companies organized as Massachusetts business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law does not require that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the State of Delaware while Massachusetts law requires that the Declaration of Trust and any amendments to the Declaration of Trust be filed with the Commonwealth of Massachusetts and the clerk of the city in Massachusetts in which the Fund has a usual place of business. In addition, the simpler Delaware procedures allow the DE Trust to file a one-page Certificate of Trust with the State of Delaware, which rarely needs to be amended. Massachusetts business trusts, like the Fund, are required to file an Officer's Certificate with the Commonwealth of Massachusetts with resolutions adopted by the Board of Trustees of the Fund each time that the Board determines to designate and create additional classes of shares of the Fund or to change or eliminate classes of shares of the Fund. The filings are required to be made because the resolutions constitute amendments to the Fund's Declaration of Trust. Such filings are not required in Delaware.

   Another advantage of Delaware business trusts is greater certainty regarding limiting the liability of shareholders for obligations of the business trust or its trustees.

   Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the DBT Plan.

  HOW DO THE MASSACHUSETTS BUSINESS TRUST LAW AND THE FUND'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE BUSINESS TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

   Reorganizing the Fund from a Massachusetts business trust to a Delaware business trust is expected to provide benefits to the Fund and its shareholders, some of which are discussed above. Most of the funds in Franklin Templeton Investments are now or are likely to become Delaware business trusts. To the extent that the boards and management of funds in Franklin Templeton Investments, including the Board and management of the Fund, have to deal with the law of a single state, rather than the laws of many states, efficiencies may be achieved, both in terms of reduced costs in determining the requirements of law in unique circumstances and the certainty of operating routinely in a familiar regulatory environment.

   Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporation law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized and better versed in the nuances of the law that will be applied to the DE Trust. These legal advantages make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

   A comparison of the Delaware business trust law and the Massachusetts business trust law, and a comparison of the relevant provisions of the governing documents of the DE Trust and the Fund, are included in Exhibit B to this Proxy Statement, which is entitled "A Comparison of Governing Documents and State Law."

  WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

   Upon completion of the DBT Reorganization, the DE Trust will continue the business of the Fund with the same investment objective and policies as those existing on the date of the DBT Reorganization, and will hold the same portfolio of securities previously held by the Fund. The DE Trust will be operated under substantially identical overall management, investment management, distribution and administrative arrangements as those of the Fund. As the successor to the Fund's operations, the DE Trust will adopt the Fund's registration statement under the federal securities laws with amendments to show the new Delaware business trust structure.

   The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Fund. To accomplish the DBT Reorganization, the DBT Plan provides that the Fund will transfer all of its portfolio securities and any other assets, subject to its related liabilities, to the DE Trust. In exchange for these assets and liabilities, the DE Trust will issue its own shares to the Fund, which will then distribute those shares pro rata to you as a shareholder of the Fund. Through this procedure, you will receive exactly the same number and dollar amount of shares of the DE Trust as you held in the Fund on the date of the DBT Reorganization. The net asset value of each share of the DE Trust will be the same as that of the Fund on the date of the DBT Reorganization. You will retain the right to any declared but undistributed dividends or other distributions payable on the shares of the Fund that you may have had as of the effective date of the DBT Reorganization. As soon as practicable after the date of the DBT Reorganization, the Fund will be dissolved and will cease its existence.

   The Trustees may terminate the DBT Plan and abandon the DBT Reorganization at any time prior to the effective date of the DBT Reorganization if they determine that proceeding with the DBT Reorganization is inadvisable. If the DBT Reorganization is not approved, or if the Trustees abandon the DBT Reorganization, the Fund will continue to operate as a Massachusetts business trust. If the DBT Reorganization is approved by shareholders, it is expected to be completed in the fall of 2002.

  WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE CURRENT INVESTMENT MANAGEMENT AGREEMENT?

   As a result of the DBT Reorganization, the DE Trust will be subject to a new investment management agreement between the DE Trust and the Investment Manager. The new management agreement will be substantially identical to the current management agreement between the Investment Manager and the Fund.

  WHAT EFFECT WILL THE DBT REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

   The DE Trust will enter into agreements with Franklin Templeton Investor Services, LLC for transfer agency, dividend disbursing, shareholder servicing and fund accounting services that are substantially identical to the agreements currently in place for the Fund. Franklin Templeton Distributors, Inc. will serve as the distributor for the shares of the DE Trust under a separate distribution agreement that is substantially identical to the distribution agreement currently in effect for the Fund.

   As of the effective date of the DBT Reorganization, the DE Trust will have distribution plans under Rule 12b-1 of the 1940 Act relating to the distribution of the classes of shares that are substantially identical to the distribution plans currently in place for the corresponding classes of shares of the Fund. It is anticipated that there will be no material change to the distribution plans as a result of the DBT Reorganization.

  WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE DBT PLAN?

   Under the 1940 Act, the shareholders of a mutual fund must elect Trustees and approve the initial investment management agreement for a fund.

   Theoretically, if the DBT Plan is approved and the Fund is reorganized to a Delaware business trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE Trust must obtain shareholder approval of these items or it will not comply with the 1940 Act. However, the Trustees have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the DBT Reorganization. Therefore, the Trustees have determined that approval of the DBT Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Fund who are in office at the time of the DBT Reorganization as Trustees of the DE Trust/1/; and (2) a new investment management agreement between the DE Trust and the Investment Manager, which is substantially identical to the investment management agreement currently in place for the Fund.
--------
/1/ The Directors of a Delaware business trust are referred to as Trustees.

   Prior to the DBT Reorganization, if the transaction is approved by shareholders, the officers will cause the Fund, as the sole shareholder of the DE Trust, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

  WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE TRUST?

   The DE Trust was formed as a Delaware business trust on May 7, 2002 pursuant to Delaware law. The DE Trust has an unlimited number of shares of beneficial interest with no par value. The shares of the DE Trust will be allocated into five classes to correspond to the current five classes of shares of the Fund.

   As of the effective date of the DBT Reorganization, shares of the respective classes of the Fund and the DE Trust will have similar distribution and redemption rights; will be fully paid, non-assessable, and freely transferable; will have similar conversion rights; and will have no preemptive or subscription rights. Shares of the respective classes of both the DE Trust and the Fund will have similar voting and liquidation rights and have one vote per share and a proportionate fractional vote for each fractional share. Neither the DE Trust nor the Fund provides for cumulative voting in the election of its Trustees. The DE Trust also will have the same fiscal year as the Fund.

  WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

   Since the DBT Reorganization will benefit the Fund and its shareholders, the Board has authorized that the expenses incurred in the DBT Reorganization, exclusive of the costs associated with soliciting proxies, shall be paid by the Fund, whether or not the DBT Reorganization is approved by shareholders. The costs of soliciting proxies will be shared one-quarter by the Investment Manager and three-quarters by the Fund.

  ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

   The DBT Reorganization is designed to be tax-free for federal income tax purposes so that you will not experience a taxable gain or loss when the DBT Reorganization is completed. Generally, the basis and holding period of your shares in the DE Trust will be the same as the basis and holding period of your shares in the Fund. Consummation of the DBT Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Fund, that, under the Internal Revenue Code of 1986, as amended, the exchange of assets of the Fund for the shares of the DE Trust, the transfer of such shares to the shareholders of the Fund, and the dissolution of the Fund pursuant to the DBT Plan will not give rise to the recognition of a gain or loss for federal income tax purposes to the Fund, the DE Trust, or either of their shareholders.

  WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

   A request to sell Fund shares that is received and processed prior to the effective date of the DBT Reorganization will be treated as a redemption of shares of the Fund. A request to sell shares that is received and processed after the effective date of the DBT Reorganization will be treated as a request for the redemption of the same number of shares of the DE Trust.

  WHAT IS THE EFFECT OF MY VOTING "FOR" THE DBT PLAN?

   By voting "FOR" the DBT Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware business trust, with Trustees, an investment management agreement, distribution plans and other service arrangements that are substantially identical to those in place for the Fund.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 2

                      INTRODUCTION TO PROPOSALS 3 AND 4.

  WHY IS THE BOARD RECOMMENDING THE AMENDMENT OR ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTIONS?

   The Fund is subject to certain "fundamental" investment restrictions that govern the Fund's investment activities. Under the 1940 Act, "fundamental" investment restrictions may be changed or eliminated only if shareholders approve such action. The Board is recommending that shareholders approve the amendment or elimination of certain of the Fund's fundamental investment restrictions principally because such fundamental investment restrictions are more restrictive than is required under the federal securities laws and their amendment or elimination would provide the Fund with greater investment flexibility to meet its investment objective. The proposed restrictions not only satisfy current federal regulatory requirements, but generally are formulated to provide the Fund with the flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes would not affect the Fund's investment objective.

   After the Fund was organized as a Massachusetts business trust in 1991, certain legal and regulatory requirements applicable to investment companies changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and, therefore, are no longer applicable to investment companies. As a result, the Fund currently is subject to certain fundamental investment restrictions that are either more restrictive than is required under current law, or which are no longer required at all. For this reason, the Board is recommending that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions in order to provide the Fund with a more modernized list of restrictions that will enable the Fund to operate more efficiently, and to more easily monitor compliance with its investment restrictions.

   The Board does not anticipate that the proposed amendments to, or the elimination of, certain of the Fund's investment restrictions, individually or in the aggregate, will materially affect the way the Fund is currently managed. However, the Fund may change the way the Fund is managed in the future, as contemplated by the proposed amendments to, or elimination of, the applicable investment restrictions. The Board believes that the proposed changes are in the best interests of the Fund and its shareholders as they will modernize the subject investment restrictions and should enhance the Fund's ability to achieve its investment objective.

   In addition, the Fund has entered into an Agreement and Plan of Acquisition with the Templeton Vietnam and Southeast Asia Fund, Inc./2/ ("Vietnam SEA Fund"), whereby the Fund would acquire the assets of Vietnam SEA Fund in exchange solely for Advisor Class shares of the Fund (the "Acquisition"), upon the satisfaction of certain conditions, including the approval of the Acquisition by Vietnam SEA Fund's shareholders. Vietnam SEA Fund is a closed-end fund with approximately $42.4 million in assets as of March 31, 2002, and those assets are invested primarily in Singapore, Vietnam, Thailand, Indonesia, South Korea, Hong Kong, and the Philippines. The Fund has also entered into an Agreement and Plan of Acquisition with Templeton Emerging Markets Appreciation Fund, Inc. whereby the Fund will acquire the assets of such fund in exchange solely for Advisor Class shares of the Fund, upon the satisfaction of certain conditions.

   Although the investment policies and restrictions of Vietnam SEA Fund are similar to the Fund's, two of the Fund's current fundamental investment restrictions require relatively modest changes to permit the Fund to acquire certain Vietnam SEA Fund assets. The two fundamental investment restrictions that must be modified relate to investments by the Fund in real estate and the lending activities of the Fund. Therefore, the Trustees are also recommending shareholder approval of the Proposals to amend such current investment restrictions in order to facilitate the Acquisition.
--------
/2/ On April 23, 1998, shareholders of Vietnam SEA Fund approved a change in that fund's name. Prior to that date, Vietnam SEA Fund was "Templeton Vietnam Opportunities Fund, Inc."

   Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to possible future investment opportunities and to facilitate the Acquisition, the Board has been advised that the Investment Manager does not anticipate that the changes, individually or in the aggregate, will materially impact the way the Fund is managed on a day-to-day basis.

PROPOSAL 3:  TO APPROVE AMENDMENTS TO CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS (this Proposal involves separate votes on Sub-Proposals 3a - 3h)

   The Fund's existing investment restrictions, together with the recommended changes to the investment restrictions, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." Shareholders are requested to vote separately on each Sub-Proposal in Proposal 3. Any Sub-Proposals that are approved by shareholders will be effective immediately upon such approval.

SUB-PROPOSAL 3A: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING BORROWING.

   The 1940 Act requires investment companies to impose certain limitations on borrowing activities and a fund's borrowing limitations must be fundamental. The limitations on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to the claims of creditors who, under certain circumstances, might have a claim to the fund's assets that would take precedence over the claims of shareholders.

   Under the 1940 Act, a fund may borrow up to 33 1/3% of its total assets (including the amount borrowed) from banks and may borrow up to 5% of its total assets for temporary purposes from any other person. Generally, a loan is considered temporary if it is repaid within sixty days. Funds typically borrow money to meet redemptions or other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility by allowing its investment manager to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations.

  WHAT EFFECT WILL AMENDING THE CURRENT BORROWING RESTRICTION HAVE ON THE FUND?

   The Fund's current investment restriction relating to borrowing prohibits the Fund from borrowing money, except that the Fund may borrow money from banks in an amount not exceeding 33 1/3% of the value of the Fund's total assets, including the amount borrowed. In addition to this fundamental restriction, the Fund's Statement of Additional Information (the "SAI") states that the Fund may borrow up to 5% of the value of its total assets to meet redemptions and for other temporary purposes.

   The Fund's current investment restriction on borrowing also limits the Fund's ability to pledge, mortgage or hypothecate its assets. Currently, the Fund may not pledge, mortgage or hypothecate its assets for any purposes, except in order to secure borrowings and then only to an extent not greater than 15% of the Fund's total assets. The 1940 Act does not require this type of fundamental investment restriction.

   The proposed investment restriction would prohibit borrowing money, except to the extent permitted by the 1940 Act or any rule, exemption or interpretation thereunder issued by the U.S. Securities and Exchange Commission (the "SEC"), and would eliminate the restriction regarding the Fund's ability to pledge, mortgage or hypothecate its assets. In addition, the Fund's policy that the Fund may borrow up to 5% to meet redemptions or for other temporary purposes would be eliminated to avoid unnecessarily limiting the Investment Manager if the Investment Manager determines that borrowing is in the best interests of the Fund and its shareholders. As a general matter, section 18 of the 1940 Act limits the Fund's borrowings to not more than 33 1/3% of the Fund's total assets, as is provided in the Fund's current investment restriction.

   Unlike the current investment restriction, though, the proposed restriction would permit the Fund to borrow money from affiliated investment companies or other affiliated entities, such as the Fund's manager. In September 1999, the SEC granted an exemptive order to the Fund, together with other funds in Franklin Templeton Investments, permitting the Fund to borrow money from other funds in Franklin Templeton Investments (the "Inter-Fund Lending and Borrowing Order"). The proposed borrowing restriction would permit the Fund, under certain circumstances and in accordance with the Inter-Fund Lending and Borrowing Order, to borrow money from other funds in Franklin Templeton Investments at rates that are more favorable than the rates that the Fund would receive if it borrowed from banks or other lenders. The proposed borrowing restriction would also permit the Fund to borrow from other affiliated entities, such as the Investment Manager, under emergency market conditions should the SEC permit investment companies to engage in such borrowing in the future, such as it recently did in response to the emergency market conditions that existed immediately after the events of September 11, 2001.

   Because the proposed borrowing restriction would provide the Fund with additional borrowing flexibility, to the extent that the Fund uses such flexibility, the Fund may be subject to additional costs and risks inherent to borrowing, such as reduced total return. The additional costs and risks to which the Fund may be exposed are limited, however, by the borrowing limitations imposed by the 1940 Act or any rule, exemption or interpretation thereof that may be applicable.

SUB-PROPOSAL 3B: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING UNDERWRITING.

   Under the 1940 Act, the Fund's policy concerning underwriting is required to be fundamental. Under the federal securities laws, a person or company generally is considered to be an underwriter if the person or company participates in the public distribution of securities of other issuers, which involves purchasing the securities from another issuer with the intention of re-selling the securities to the public. From time to time, a mutual fund may purchase securities in a private transaction for investment purposes and later sell or redistribute the securities to institutional investors. Under these or other circumstances, the Fund could possibly be considered to be within the technical definition of an underwriter under the federal securities laws. Recent SEC interpretations clarify, however, that re-sales of privately placed securities by institutional investors, such as the Fund, do not make the institutional investor an underwriter in these circumstances. In addition, it is unclear whether the Fund itself would be deemed to be an underwriter of its own securities as a result of technical non-compliance with certain provisions under the 1940 Act. The proposed restriction incorporates these SEC interpretations and would clarify any ambiguity regarding the Fund's ability to sell its own shares.

  WHAT EFFECT WILL AMENDING THE CURRENT UNDERWRITING RESTRICTION HAVE ON THE
  FUND?

   The Fund's current fundamental investment restriction relating to underwriting prohibits the Fund from acting as an underwriter. The current investment restriction does not provide any clarification regarding whether the Fund may sell securities that the Fund owns or whether the Fund may sell its own shares in those limited circumstances where the Fund might be deemed to be an underwriter.

   The proposed investment restriction relating to underwriting is substantially similar to the Fund's current investment restriction by generally prohibiting the Fund from engaging in underwriting. The proposed investment restriction, however, clarifies that the Fund may re-sell securities that the Fund owns and that it may also sell its own shares.

   The Fund's current fundamental investment restriction relating to underwriting is combined with a restriction relating to issuing senior securities. The adoption of this Sub-Proposal would result in the separation of the Fund's underwriting restriction from the Fund's investment restriction relating to issuing senior securities. (See Sub-Proposal 3f below.)

   The proposed fundamental investment restriction merely clarifies the types of transactions in which the Fund may permissibly engage. It is not anticipated that the adoption of the proposed investment restriction would involve any additional material risk to the Fund or affect the way the Fund is currently managed.

SUB-PROPOSAL 3C: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING LENDING.

   Under the 1940 Act, a fund must describe, and designate as fundamental, its policy with respect to making loans. In addition to a loan of cash, the term "loans" may, under certain circumstances, be deemed to include certain transactions and investment-related practices. Among those transactions and practices are lending of portfolio securities, entering into repurchase agreements and the purchase of certain debt instruments. If a fund adopts a fundamental policy that prohibits lending, the fund may still invest in debt securities and enter into securities lending transactions if it provides an exception from the general prohibition.

   Under SEC staff interpretations, lending by an investment company, under certain circumstances, may also give rise to issues relating to the issuance of senior securities. To the extent that the Fund enters into lending transactions under these limited circumstances, the Fund will continue to be subject to the limitations imposed under the 1940 Act regarding the issuance of senior securities. (See Proposal 3f below.)

  WHAT EFFECT WILL AMENDING THE CURRENT LENDING RESTRICTION HAVE ON THE FUND?

   The Fund's current investment restriction regarding lending prohibits the Fund from loaning money, except that the Fund may purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness. Repurchase agreements and securities lending are specifically excluded from this limitation. Although the Fund's current investment restriction permits the purchase of certain debt securities, the Fund is only permitted to purchase publicly distributed debt securities and may not invest in certain types of private placement debt securities or engage in direct corporate loans, even if such investments would otherwise be consistent with the Fund's investment objective and policies.

   The proposed fundamental investment restriction is similar to the Fund's current investment restriction regarding lending; however, the proposed investment restriction provides the Fund with greater lending flexibility by permitting the Fund to invest in non-publicly distributed debt securities, loan participations, and direct corporate loans. The proposed investment restriction also would provide the Fund with additional flexibility to make loans to affiliated investment companies.

   The portion of the proposed fundamental investment restriction on lending that permits the Fund to invest in private placement debt obligations and to engage in direct corporate loans would allow the Fund to accept and to retain, in connection with the Acquisition, certain assets of Vietnam SEA Fund. Vietnam SEA Fund currently holds certain real estate mortgage loans and promissory notes, which are considered to be debt obligations that are not publicly distributed. Under the applicable law in Vietnam, loan financing of certain enterprises offers certain advantages over equity investments, especially for foreign investors. In Vietnam, loan financing may be more flexible than equity investments because the equity capital contributed by foreign investors is fixed and may not be changed without regulatory approvals. Moreover, loan interest and principal payments are sometimes entitled to priority of repayment and may not be subject to withholding taxes. In addition, the proceeds of loan payments are sometimes more easily converted into a foreign currency than dividend distributions. The approximate value of the non-publicly distributed debt securities currently held by Vietnam SEA Fund is $3.4 million, which is currently equal to approximately 0.2% of the Fund's total assets. Approval of the proposed fundamental investment restriction on lending would permit the non-publicly distributed debt securities held by Vietnam SEA Fund to be transferred to the Fund, assuming that the shareholders of Vietnam SEA Fund approve the Acquisition.

   The proposed investment restriction would also permit the Fund to take advantage of the Inter-Fund Lending and Borrowing Order described above. These lending transactions may include terms that are more favorable than those which would otherwise be available from lending institutions. The proposed restriction would permit the Fund, under certain conditions, to lend cash to other Franklin Templeton funds at rates higher than those that the Fund would receive if the Fund loaned cash to banks or other financial institutions through short-term lending transactions, such as repurchase agreements. The Board anticipates that this additional flexibility to lend cash to affiliated investment companies would allow additional investment opportunities, and could enhance the Fund's ability to respond to changes in market, industry or regulatory conditions.

   Because the proposed lending restriction would provide the Fund with greater flexibility to invest in non-publicly distributed debt securities, loan participations, and other direct corporate loans, including certain securities currently held by Vietnam SEA Fund, the Fund may be exposed to additional risks associated with such securities, including general illiquidity, greater price volatility and the possible lack of publicly available information about issuers of privately placed debt obligations and loan counterparties. However, the Board has adopted a non-fundamental investment restriction that limits any such investments, in the aggregate, including such Vietnam SEA Fund assets, to no more than 5% of the Fund's total assets (measured at the time of investment). Any loans made pursuant to the Inter-Fund Lending and Borrowing Order are excluded from this 5% investment restriction. Thus, the Investment Manager believes that the risks posed by these investments should be relatively modest. Moreover, the Fund has no current intention of exercising this expanded authority beyond the receipt of Vietnam SEA Fund assets in the Acquisition. Because real estate mortgage loans are loans secured by real estate, the Fund's real estate restriction is also proposed to be amended to permit the Fund to acquire these investments. (See Sub-Proposal 3e.)

SUB-PROPOSAL 3D: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN COMMODITIES.

   Under the 1940 Act, a Fund's investment policy relating to the purchase and sale of commodities must be fundamental. The most common types of commodities are physical commodities such as wheat, cotton, rice and corn. Under the federal securities and commodities laws, certain financial instruments such as futures contracts and options thereon, including currency futures, stock index futures or interest rate futures, may, under limited circumstances, also be considered to be commodities. Funds typically invest in such futures contracts and options on these and other types of commodity contracts for hedging purposes, to implement a tax or cash management strategy, or to enhance returns.

  WHAT EFFECT WILL AMENDING THE COMMODITIES RESTRICTION HAVE ON THE FUND?

   The current fundamental investment restriction on commodities states that the Fund may not purchase or sell commodity contracts except futures contracts as described in the Fund's prospectus or the SAI. Other than referring to the prospectus and SAI, the current investment restriction does not clarify the types of futures contracts that the Fund may purchase or sell. The Fund's current fundamental investment restriction relating to commodities is combined with a fundamental investment restriction relating to investments in real estate, investments in other investment companies, and investments in oil, gas, and other mineral development programs. The adoption of this Sub-Proposal would result in separating the Fund's restriction regarding commodity contracts from these other fundamental investment restrictions. The Fund is proposing to eliminate the restriction on investing in other investment companies and the restriction on investing in oil, gas, and mineral development programs. (See Proposal 4 below.)

   The proposed investment restriction relating to commodities clarifies that the Fund has the ability to engage in futures contracts and related options. Notwithstanding the flexibility provided by the proposed fundamental investment restriction, the Fund is subject to guidelines established by the Board of Trustees relating to the Fund's use of derivative investments. Under these guidelines, currently not more than 5% of the Fund's assets may be invested in, or exposed to, options and swap agreements (as measured at the time of investment). Thus, the Fund's guidelines at this time do not contemplate, and the Fund has no present intention of engaging in, the purchase or sale of currency futures contracts, stock index futures contracts or interest rate futures contracts by the Fund. The use of futures contracts can involve substantial risks and, therefore, the Fund would only invest in such futures contracts where the Investment Manager believes such investments are advisable and then, only to the extent the guidelines established by the Board of Trustees were so modified to include futures contracts. There is no current intention to modify the Fund's guidelines with respect to derivatives to include futures contracts and related options. Thus, it is not anticipated that the proposed amendments to the investment restriction relating to commodities would involve any additional risk. Should the Board in the future modify the Fund's guidelines to permit futures contracts, the Fund will accordingly amend its Prospectus and SAI to disclose the use of this investment strategy.

SUB-PROPOSAL 3E: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENT IN REAL ESTATE.

   Under the 1940 Act, a fund's restriction regarding investment in real estate must be fundamental. The 1940 Act does not prohibit an investment company from investing in real estate, either directly or indirectly. As noted above, the Fund's current fundamental investment restriction relating to real estate is combined with the Fund's fundamental investment restriction relating to investment in commodities, investment in other investment companies, and investment in oil, gas, and mineral development programs. The adoption of this Sub-Proposal would result in the creation of a separate real estate restriction and a separate restriction for commodities. (See Sub-Proposal 3d above.)

  WHAT EFFECT WILL AMENDING THE REAL ESTATE RESTRICTION HAVE ON THE FUND?

   The Fund's current fundamental investment restriction relating to real estate prohibits the Fund from investing in real estate or mortgages on real estate, with two limited exceptions. The first exception permits the Fund to invest in marketable securities secured by real estate or interests therein. The second exception permits the Fund to invest in marketable securities issued by companies or investment trusts that invest in real estate or interests therein.

   The Board is proposing to modify the current investment restriction to provide the Investment Manager with increased flexibility with respect to real estate related investments. The proposed restriction would permit the Fund to continue to invest in the two types of real estate investments in which the Fund may currently invest; however, the Fund would not be limited to investing solely in marketable securities secured by real estate or interests in real estate. The proposed restriction would also permit the Fund to make or purchase real estate loans. In addition, the proposed restriction would permit the Fund to hold and sell real estate acquired by the Fund as a result of owning a security or other instrument and to make direct investments in real estate through partnerships and other special purpose entities that own or develop real estate. With respect to such direct investments in real estate, the Board has adopted a non-fundamental investment restriction limiting the Fund's direct investments in real estate to not more than 5% of the Fund's total assets (measured at the time of investment).

   The Board is proposing the changes to the Fund's real estate investment restriction, in part, to facilitate the Acquisition and permit the Fund to receive certain assets currently held by Vietnam SEA Fund. Approval of the proposed fundamental investment restriction relating to real estate would permit the real estate-related assets held by Vietnam SEA Fund to be transferred to the Fund if the shareholders of Vietnam SEA Fund approve the Acquisition.

   Pursuant to guidance from the SEC, an open-end investment company is generally prohibited from investing more than 15% of its net assets in illiquid securities, which would include the real estate-related assets currently held by Vietnam SEA Fund. As of March 31, 2002, the total value of the direct equity real estate-related assets proposed to be acquired by the Fund in the Acquisition is equal to approximately 0.21% of the Fund's net assets. The Fund's other illiquid assets are equal to 0.19% of the Fund's net assets as of that date. Therefore, if the proposed fundamental investment restriction relating to real estate is approved, and the Acquisition is approved by Vietnam SEA Fund shareholders, the receipt by the Fund of Vietnam SEA Fund's real-estate related assets in the Acquisition would not result in a significant increase in the Fund's illiquid holdings. In addition, the Fund has no current intention of exercising this expanded authority with respect to real estate beyond the receipt of Vietnam SEA Fund's real estate-related assets in the Acquisition. However, the Fund may make additional direct investments in real estate in the future, subject to the 5% non-fundamental restriction described above, should attractive opportunities become available.

   Modifying the Fund's real estate restriction may expose the Fund to certain risks inherent to these investments. Like all real estate-related investments, Vietnam SEA Fund's investments that are secured by real estate in Vietnam are subject to risks such as relative illiquidity, difficulties in valuation, and greater price volatility. In addition, like other investments of this kind in developing countries, these investments are subject to risk of forfeiture due to governmental action. Further, under Vietnamese law, the ability of lenders to obtain complete and enforceable security interests in real estate is still unsettled. The real estate-related joint venture enterprises currently held by Vietnam SEA Fund that would be acquired by the Fund in the Acquisition generally involve the acquisition by the joint venture of leasehold interests in property, as necessary to carry on specific business enterprises. This involves the risk of adverse claims against a legal right to occupy a property for business purposes, as well as the risk that such a right may be disturbed by capricious governmental action or other challenges. Furthermore, the fact that the judicial system in Vietnam is still developing may also impede the ability of joint ventures to enforce an interest in real estate. In particular, the principles of limited liability for investors in an enterprise in Vietnam are not settled and, therefore, the liability of a foreign investor, such as the Fund, may not be limited to the amount of the investment. In addition, transfers of leasehold interests in Vietnam are generally subject to governmental approval and, as such, there can be no assurance of due process in connection with these approvals.

   The proposed restriction would permit the Fund to make direct investments in real estate beyond what is necessary to complete the Acquisition. However, pursuant to the non-fundamental investment restriction adopted by the Board, such investments by the Fund, in the aggregate, including the assets to be acquired from Vietnam SEA Fund in the Acquisition, must be limited at the time of investment to no more than 5% of the Fund's total assets. Thus, the risks associated with these investment activities are expected to be relatively modest. Moreover, as described above, the Fund currently does not expect to exercise this expanded authority beyond the receipt of Vietnam SEA Fund's assets in the Acquisition.

SUB-PROPOSAL 3F: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING ISSUING SENIOR SECURITIES, PURCHASING ON MARGIN AND MAKING SHORT SALES.

   Under the 1940 Act, the Fund must have an investment policy describing its ability to issue senior securities. The 1940 Act does not, however, require the Fund to adopt a fundamental investment restriction regarding purchasing on margin or making short sales, except to the extent that these transactions may result in senior securities. A "senior security" is an obligation of a fund, with respect to its earnings or assets, that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities in order to limit the fund's ability to use leverage. In general, leverage occurs when a fund borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later time.

   SEC staff interpretations allow a fund under certain conditions to engage in a number of types of transactions that might otherwise be considered to create "senior securities," for example, short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to SEC staff interpretations, when engaging in these types of transactions, a fund must mark on its books, or set aside in a segregated account with its custodian bank, cash or other liquid securities to cover its future obligations, in order to avoid the creation of a senior security. This procedure limits the amount of a fund's assets that may be invested in these types of transactions and the fund's exposure to the risks associated with senior securities.

  WHAT EFFECT WILL AMENDING THE RESTRICTION REGARDING ISSUING SENIOR SECURITIES, SHORT SALES AND PURCHASING ON MARGIN HAVE ON THE FUND?

   The current fundamental investment restriction relating to senior securities prohibits the Fund from issuing senior securities, except as provided in the Fund's current fundamental restrictions on borrowing. The current fundamental investment restriction also prohibits the Fund from purchasing securities on margin or engaging in short sales of securities, but does permit the Fund to make margin payments in connection with options on securities or securities indices, foreign currencies, futures contracts and related options, and forward contracts and related options.

   The proposed restriction would amend the Fund's current fundamental investment restriction by eliminating the references to short sales and purchasing on margin, and would permit the Fund to issue senior securities as permitted under the 1940 Act and any relevant rule, exemption, or interpretation issued by the SEC. Because the 1940 Act already contains provisions limiting the ability of the Fund to engage in short sales and purchase securities on margin, the elimination of the references to such investment techniques is expected to have no impact on the manner in which the Fund is currently managed. The proposed restriction also would clarify that the Fund may, provided that certain conditions are met, engage in those types of transactions that have been interpreted by the SEC staff as not constituting senior securities, such as repurchase transactions.

   The Fund has no present intention of changing its current investment strategies regarding transactions that may be interpreted as resulting in the issuance of senior securities nor engaging in short sales or purchasing securities on margin. Therefore, the Board does not anticipate that any additional material risk to the Fund will occur as a result of amending the current restriction. However, the Fund may initiate the use of these strategies in the future, as described in the proposed new restriction.

SUB-PROPOSAL 3G: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INDUSTRY CONCENTRATION.

   Under the 1940 Act, a fund's policy regarding concentration of investments in the securities of companies in any particular industry must be fundamental. The SEC staff takes the position that a mutual fund "concentrates" its investments if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in any particular industry or group of industries. An investment company is not permitted to concentrate its investments in any particular industry or group of industries unless it discloses its intention to do so.

  WHAT EFFECT WILL AMENDING THE CURRENT RESTRICTION REGARDING INDUSTRY CONCENTRATION HAVE ON THE FUND?

   The proposed concentration policy is substantially the same as the Fund's current policy, except that (i) it modifies the Fund's asset measure (from "total assets" to "net assets") by which concentration is assessed; and (ii) it expressly references, in a manner consistent with current SEC staff policy, the categories of investments that are excepted from coverage of the restriction. The proposed restriction reflects a more modernized approach to industry concentration, and provides the Fund with investment flexibility that ultimately is expected to help the Fund respond to future legal, regulatory, market or technical changes. In addition, the Board may from time to time establish guidelines regarding industry classifications.

   The proposed restriction would expressly exempt from the 25% limitation those securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, and the securities of other investment companies, consistent with SEC staff policy. The proposed restriction thus clarifies the types of U.S. government securities in which the Fund may invest. In addition, although the Fund has always been permitted to invest in other investment companies in accordance with the terms of its prospectus, the proposed restriction now makes explicit that such investments are exempted from the Fund's concentration policy. Even with this modified restriction, however, the Fund would continue to remain subject to the limitations on investments in other investment companies as set forth in the 1940 Act, its prospectus and any exemptive orders issued by the SEC. In brief, absent such rules or orders from the SEC, the 1940 Act would prohibit the Fund from investing more than 5% of its total assets in any one investment company and investing more than 10% of its total assets in other investment companies overall.

SUB-PROPOSAL 3H: TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING DIVERSIFICATION OF INVESTMENTS.

   The 1940 Act prohibits a "diversified" investment company, like the Fund, from purchasing securities of any one issuer if, at the time of purchase, with respect to 75% of the fund's total assets, more than 5% of total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of a fund's total assets may be invested without regard to these limitations. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies.

  WHAT EFFECT WILL AMENDING THE CURRENT INVESTMENT DIVERSIFICATION RESTRICTION HAVE ON THE FUND?

   The Fund's current fundamental investment restriction relating to diversification states that, as to 75% of the Fund's total assets, the Fund may not purchase any security, other than obligations of the U.S. government, its agencies or instrumentalities, if, as a result of the investment, the Fund would have more than 5% of its total assets invested in a single issuer or the Fund would own more than 10% of the voting securities of any single issuer. The current investment restriction does not exclude securities of other investment companies from the diversification requirements, as permitted by the 1940 Act.

   The proposed fundamental investment restriction would exclude from the 5% and 10% limitations securities issued by other investment companies (whether registered or unregistered under certain SEC rules or orders). Under the amended investment restriction, the Fund would be able to invest cash held at the end of the day in money market funds or other short-term investments (such as unregistered money market funds) without regard to the 5% and 10% investment limitations. The Fund, together with the other funds in Franklin Templeton Investments, obtained an exemptive order from the SEC (the "Cash Sweep Order") that permits the funds in Franklin Templeton Investments to invest their uninvested cash in one or more registered Franklin Templeton money market funds. The funds in Franklin Templeton Investments have also filed an application for an exemptive order seeking to amend the Cash Sweep Order to permit the funds in Franklin Templeton Investments, consistent with current SEC positions, to invest their uninvested cash in unregistered money market funds sponsored by Franklin Templeton Investments. Amending the Fund's current investment restriction regarding diversification would enable the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order and, to the extent granted by the SEC, any amendment to the Cash Sweep Order permitting investment of uninvested cash balances in an unregistered money market fund sponsored by Franklin Templeton Investments.

   The proposed fundamental investment restriction on diversification is consistent with the definition of a diversified investment company under the 1940 Act and the Cash Sweep Order issued by the SEC. In addition, the proposed investment restriction would provide the Fund with greater investment flexibility consistent with the provisions of the 1940 Act and future rules or SEC interpretations. However, it is not currently anticipated that the adoption of the proposed restriction would materially change the way the Fund is managed.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                    THAT YOU VOTE "FOR" SUB-PROPOSALS 3a-3h

PROPOSAL 4:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTIONS

   The Fund's existing investment restrictions, together with those recommended to be eliminated, are detailed in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED." If shareholders approve Proposal 4, the elimination of such investment restrictions will be effective immediately upon such approval.

  WHY IS THE BOARD RECOMMENDING THAT CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS BE ELIMINATED, AND WHAT EFFECT WILL THEIR ELIMINATION HAVE ON THE FUND?

   Some of the Fund's fundamental investment restrictions were originally adopted to comply with state securities laws and regulations. Due to the passage of NSMIA, and changes in SEC staff positions, these fundamental restrictions are either no longer required by law or are no longer relevant to the operation of the Fund. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Fund is no longer legally required to adopt or maintain investment restrictions relating to (i) investments in companies with less than three years of continuous operation;
(ii) management ownership of securities; (iii) warrants; and (iv) oil and gas programs.

   Certain other fundamental investment restrictions of the Fund are restatements of restrictions that are already included within the 1940 Act or were former interpretations of the SEC staff. In some instances, these SEC staff interpretations have been updated or superseded entirely. These restrictions include those relating to (i) restricted securities; (ii) investments in other investment companies; and (iii) participation in joint trading accounts. The remaining fundamental investment restrictions relating to unlisted foreign securities and defaulted debt securities do not represent current SEC staff positions and, as described more fully below, are effectively limited by the Fund's limitation on investments in illiquid securities.

   The Board has determined that eliminating these eight restrictions (referred to in this Proposal 4 as the "Restrictions") is consistent with the federal securities laws. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, the Board believes that the Fund will be able to reduce the costs and delays associated with holding future shareholder meetings for the purpose of revising fundamental policies that become outdated or inappropriate. The Board believes that the elimination of the Restrictions is in the best interest of the Fund's shareholders as it will provide the Fund with increased flexibility to pursue its investment objective.

  WHICH EIGHT (8) RESTRICTIONS IS THE BOARD RECOMMENDING THAT THE FUND
  ELIMINATE?

   The Fund currently is subject to eight Restrictions that are no longer required by law and were adopted primarily in response to regulatory, business or industry conditions that no longer exist. Accordingly, the Investment Manager has recommended, and the Board has determined, that the Restrictions be eliminated. Elimination of the Restrictions would enable the Fund to be managed in accordance with the current requirements of the 1940 Act, without being constrained by additional and unnecessary limitations. The Trustees believe that the Investment Manager's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities may be increased by these changes. The exact language of the Restrictions has been included in EXHIBIT C, which is entitled "FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED TO BE AMENDED OR ELIMINATED."

UNLISTED FOREIGN SECURITIES AND RESTRICTED SECURITIES:

   The fundamental investment restriction on unlisted foreign securities and restricted securities limits the Fund from investing more than 15% of its total assets in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange. To the extent that unlisted foreign securities are not readily marketable at a price that is approximately equal to the value placed on such assets by the Fund, these types of securities may be considered illiquid. The Fund remains subject to the limitations imposed by the SEC staff on an open-end fund's ability to invest in illiquid securities, which is currently limited to 15% of its net assets. As a result of the proposed elimination of the Fund's current investment restrictions that relate to restricted and illiquid securities, the Fund's Board has adopted a non-fundamental investment restriction, consistent with the SEC staff's current position on illiquid securities, which would prohibit the Fund from investing more than 15% of its net assets in illiquid securities (the "Illiquid Securities Restriction"). Thus, the Fund is already prohibited from investing more than 15% of its net assets in illiquid securities, including foreign securities that are not listed on a U.S. or foreign securities exchange and are not otherwise readily marketable.

   The Fund's current fundamental investment restriction also limits the Fund's ability to invest in restricted securities to no more than 10% of the Fund's total assets. With some exceptions, restricted securities generally include securities that have not been registered under the Securities Act of 1933, as amended, and therefore may only be resold to certain institutional investors under certain circumstances, and securities that are subject to other contractual restrictions on resale. To the extent that a restricted security is not readily marketable, such a security may also be considered illiquid. The Fund's current fundamental investment restriction on restricted securities was based upon state law restrictions on the purchase of unregistered securities, as well as an SEC staff position relating to illiquid securities. The state law provision has been pre-empted by NSMIA and the SEC staff, which does not require investment companies to adopt the position as a fundamental restriction, has subsequently amended its position to permit investment companies to invest up to 15% of their net assets in illiquid securities.

   As described above, the Fund's Board has adopted the Illiquid Securities Restriction in recognition of the SEC staff position and, therefore, is recommending that the current fundamental investment restriction on unlisted foreign securities and restricted securities be eliminated. The Fund's Board also has eliminated a related non-fundamental investment restriction that limited the Fund to investing up to 10% of its total assets in restricted securities and securities with a limited trading market.

THREE YEARS OF CONTINUOUS OPERATION:

   The Fund's current fundamental investment restriction relating to investments in newer companies limits the Fund's ability to invest more than 5% of the value of its total assets in the securities of companies, including their predecessors, that have a record of less than three years continuous operation. This restriction was based upon state securities laws which have been pre-empted by NSMIA. Therefore, the Board proposes that the restriction be eliminated.

INVESTMENT IN OTHER INVESTMENT COMPANIES:

   The Fund's current fundamental investment restriction regarding investments in other investment companies is based, in part, on state laws, which have been preempted by NSMIA. The Fund's current fundamental restriction prohibits the Fund from investing in other open-end investment companies, except as permitted by the 1940 Act. The 1940 Act, however, does not require a fund to adopt such a provision as a fundamental investment restriction.

   Upon elimination of this restriction, the Fund would remain subject to the restrictions under Section 12(d) of the 1940 Act relating to the Fund's ability to invest in other investment companies, except where the Fund has received an exemption from such restrictions. The 1940 Act restrictions generally specify that the Fund may not purchase more than 3% of another fund's total outstanding voting stock, commit more than 5% of its assets to the purchase of another fund's securities, or have more than 10% of its total assets invested in securities of all other funds. In addition, eliminating the Fund's current restriction would permit the Fund to take advantage of the investment opportunities presented by the Cash Sweep Order (discussed in Sub-Proposal 3h), since the Cash Sweep Order contemplates relief from the 1940 Act restrictions relating to investments in other investment companies in certain limited circumstances. Therefore, the Board is recommending that the restriction be eliminated.

   In addition, certain Vietnam SEA Fund assets are held indirectly by Vietnam SEA Fund through certain wholly owned foreign holding companies. Because such foreign holding companies may be deemed to be "investment companies," Vietnam SEA Fund sought and received from the SEC staff no-action assurances that such Fund could own 100% of such foreign holding companies' outstanding securities notwithstanding the 3% restriction of Section 12(d) described above. The Fund intends to rely upon such no-action relief in connection with Vietnam SEA Fund assets to be received in the Acquisition.

MANAGEMENT OWNERSHIP OF SECURITIES:

   The Fund's current fundamental investment restriction prohibits the Fund from investing in companies in which certain affiliated persons of the Fund have an ownership interest. This restriction was based on state law provisions that have been pre-empted by NSMIA. In addition, the 1940 Act provisions addressing conflicts of interest would continue to apply to the Fund. Therefore, the Board is recommending that the restriction be eliminated.

WARRANTS:

   The Fund's fundamental investment restriction relating to warrants limits the Fund's investments in warrants to 5% of the Fund's total assets whether or not the warrant is listed on the New York Stock Exchange or the American Stock Exchange, including no more than 2% of its total assets which may be invested in warrants that are not listed on these exchanges. A warrant entitles an investor to purchase a specified amount of stock at a specified price and is effective for a period of time normally ranging from a number of years to perpetuity. The Fund's fundamental restriction on warrants was based on state securities laws that have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

JOINT TRADING ACCOUNT:

   The Fund's fundamental investment restriction relating to joint trading accounts prohibits the Fund's participation on a joint or a joint and several basis in such an account. Because section 12(a)(2) of the 1940 Act prohibits a mutual fund from participating in a joint trading account unless allowed by rule or exemptive order, the current fundamental restriction is unnecessary. Therefore, the Board is recommending that the restriction be eliminated.

DEFAULTED DEBT SECURITIES:

   The Fund has a fundamental investment restriction that prohibits the Fund from investing more than 10% of the Fund's total assets in defaulted debt securities. The 1940 Act does not require a fund to adopt such a policy as a fundamental investment restriction. In addition, the 1940 Act does not restrict a fund from investing in such securities, except to the extent that such securities may be considered illiquid, in which case a fund may invest up to 15% of its net assets in such securities. Because this current fundamental investment restriction is not required and the Board has adopted the Illiquid Securities Restriction, the Board recommends that the fundamental investment restriction relating to defaulted debt securities be eliminated.

OIL AND GAS PROGRAMS:

   The Fund has a fundamental investment restriction that prohibits the Fund from investing in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs. The Fund's fundamental investment restriction regarding oil and gas programs was based on state securities laws that had been adopted by a few jurisdictions, but have since been pre-empted by NSMIA. Accordingly, the Board proposes that the restriction be eliminated.

  WHAT ARE THE RISKS, IF ANY, IN ELIMINATING THE RESTRICTIONS?

   The Board does not anticipate that eliminating the Restrictions will result in any significant additional risk to the Fund. Although the Fund's Restrictions, as drafted, are no longer legally required, the Fund's ability to invest in these eight areas will continue to be subject to the limitations of the 1940 Act, or any rule, SEC staff interpretation, or exemptive orders granted under the 1940 Act. Moreover, the Fund does not currently intend to change its present investment practices as a result of eliminating the Restrictions.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE "FOR" PROPOSAL 4

INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. The Investment Manager of the Fund is Templeton Asset Management Ltd.--Hong Kong Branch, a Singapore company, whose principal office is located at 7 Temasek Blvd., Suntec Tower One, #38-03, Singapore 03987, with a branch office at Two Exchange Square, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Franklin Resources, Inc.

   THE ADMINISTRATOR. The administrator of the Fund is Franklin Templeton Services, LLC ("FT Services") with offices at One Franklin Parkway, San Mateo, California 94403-1906. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Fund's principal underwriter. Pursuant to an administration agreement, FT Services provides certain administrative functions for the Fund.

   THE UNDERWRITER. The underwriter for the Fund is Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, California 94403-1906.

   THE TRANSFER AGENT. The transfer agent and dividend-paying agent for the Fund is Franklin Templeton Investor Services, LLC, 100 Fountain Parkway, St. Petersburg, Florida 33716-1205.

   THE CUSTODIAN. The custodian for the Fund is JPMorgan Chase Bank, MetroTech Center, Brooklyn, New York 11245.

   OTHER MATTERS. The Fund's last audited financial statements and annual report, dated December 31, 2001, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) (1-800-342-5236) or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

   AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Fund's Audit Committee is responsible for recommending the selection of the Fund's independent auditors, including evaluating their independence and meeting with such accountants to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Fund: Fred R. Millsaps (Chairman), Frank J. Crothers, Andrew H. Hines, Jr., and Constantine D. Tseretopoulos. Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of the Fund for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

   AUDIT FEES. The aggregate fees paid to PwC in connection with the annual audit of the Fund's financial statements for the fiscal year ended December 31, 2001 were $116,100.

   FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.   PwC did not
render any services with respect to financial information systems design and implementation during the fiscal year ended December 31, 2001 to the Fund or entities affiliated with the Fund that provide services to the Fund.

   ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund or entities affiliated with the Fund that provide services to the Fund for the fiscal year ended December 31, 2001 were $142,204. The Audit Committee of the Fund has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.

   PRINCIPAL SHAREHOLDERS. As of June 14, 2002, the Fund had total net assets of $1,621,836,173 and a total of 147,874,050.199 shares of beneficial interest, $0.01 par value ("shares"), outstanding divided among five separate classes of shares as follows: 123,706,559.402 Class A shares, 1,262,206.601 Class B shares, 13,868,174.929 Class C shares, 9,909.327 Class R shares and 9,027,199.940 Advisor Class shares.

   From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of June 14, 2002 the only other entities owning beneficially more than 5% of the outstanding shares of any class of the Fund were:

                                                         AMOUNT AND     PERCENTAGE OF
                                                         NATURE OF       OUTSTANDING
                                                         BENEFICIAL     SHARES OF THE
NAME AND ADDRESS                         SHARE CLASS     OWNERSHIP        CLASS (%)
----------------                         ----------- -------------      -------------

Franklin Advisers, Inc.                    Advisor   1,271,841.353         14.088%
 One Franklin Parkway
 San Mateo, CA 94403-1906

FTB&T TTEE for Defined Contribution Svcs   Advisor     948,036.841/(1)/    10.502%/(1)/
 Franklin Templeton 401(k)
 P.O. Box 2438
 Rancho Cordova, CA 95741-2438

CNA TTEE for the 401(k) Plan of            R             2,487.603         25.103%
 Southeast Steel Sales Company
 P.O. Box 5024
 Costa Mesa, CA 92628-5024

FTB&T Cust. For the Rollover IRA of        R             1,812.292         18.288%
 Nancy V. Bannon
 c/o Retirement Services
 P.O. Box 33033
 St. Petersburg, FL 33733-8033

FTB&T Cust. For the Rollover IRA of        R             1,324.464         13.365%
 Paul M. Zipp
 c/o Retirement Services
 P.O. Box 33033
 St. Petersburg, FL 33733-8033

Franklin Advisers, Inc.                    R             1,007.049         10.162%
 One Franklin Parkway
 San Mateo, CA 94403-1906

Chase Manhattan Bank NA                    R               869.153          8.771%
 FBO USA Track and Field 401A M
 Money Purchase Plan
 One Chase Square
 Rochester, NY 14643

FTB&T Cust. For the Rollover IRA of        R               687.835          6.941%
 Charlotte L. Yoder
 c/o Retirement Services
 P.O. Box 33033
 St. Petersburg, FL 33733-8033

--------
(1) Charles B. Johnson, who is Chairman of the Board, Trustee and an officer of the Fund, and Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan, who are officers of the Fund, serve on the administrative committee of the Franklin Templeton Profit Sharing and 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson, Rupert H. Johnson, Jr., Harmon E. Burns and Martin L. Flanagan disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing and 401(k) Plan. Charles B. Johnson and Rupert H. Johnson, Jr., may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc. ("Advisers"). As principal shareholders of Resources, they may be able to control the voting of Advisers' shares of the Fund.

   In addition, to the knowledge of the Fund's management, as of June 14, 2002, the Trustees and officers of the Fund, as a group, owned of record and beneficially 1.39% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund in the aggregate and of any other class of the Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the fees of a proxy soliciting agent, will be shared one-quarter by the Investment Manager and three-quarters by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. The Fund has engaged Georgeson Shareholder Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual shareholders at an anticipated cost of approximately $91,000 to $110,000, including out-of-pocket expenses. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from Georgeson Shareholder Communications asking you to vote. The Fund does not reimburse Trustees and officers of the Fund or regular employees and agents of the Investment Manager involved in the solicitation of proxies.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Fund understands that the broker-dealers may vote on Proposal 1 on behalf of their customers. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. A majority of the outstanding shares of the Fund--present in person or represented by proxy--constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item, will all be counted as shares present for purposes of determining whether the required quorum of shares exists.

   METHODS OF TABULATION. Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the Fund's shares present and voting at the Meeting. Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Fund from a Massachusetts business trust to a Delaware business trust; Proposal 3, to approve amendments to certain of the Fund's fundamental investment restrictions (including eight (8) Sub-Proposals); and Proposal 4, to approve the elimination of certain of the Fund's fundamental investment restrictions, each require the affirmative vote of the lesser of: (i) more than 50% of the outstanding shares of the Fund; or (ii) 67% or more of the outstanding shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy.

   Abstentions and broker non-votes will be treated as votes present at the Meeting, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on Proposal 1, which requires a plurality of the Fund's shares present and voting, but will have the same effect as a vote "against" Proposal 2, Sub-proposals 3a-3h, and Proposal 4.

   ADJOURNMENT. In the event that a quorum is not present at the Meeting or, in the event that a quorum is present but sufficient votes have not been received to approve a Proposal, the Meeting may be adjourned to permit further solicitation of proxies. The presiding officer of the Fund for the Meeting, the secretary of the Meeting or the persons designated as proxies may adjourn the Meeting to permit further solicitation of proxies or for other reasons consistent with Massachusetts law and the Fund's Declaration of Trust, as restated and amended, and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote on questions of adjournment.

   SHAREHOLDER PROPOSALS. The Fund is not required, and does not intend, to hold regular annual shareholders' meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholders' meeting should send their written proposals to the Fund's offices, 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394-3091, so they are received within a reasonable time before any such meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

   Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund's proxy statement or presented at the meeting.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                          By Order of the Board of Trustees,

                                          Barbara J. Green
                                          Secretary

Dated: July 8, 2002

                                   EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION
                  BETWEEN TEMPLETON DEVELOPING MARKETS TRUST
           (A MASSACHUSETTS BUSINESS TRUST) AND TEMPLETON DEVELOPING
                   MARKETS TRUST (A DELAWARE BUSINESS TRUST)

   This Agreement and Plan of Reorganization ("Agreement") is made as of this 10th day of May, 2002 by and between Templeton Developing Markets Trust, a Delaware business trust (the "Delaware Trust"), and Templeton Developing Markets Trust, a Massachusetts business trust (the "Massachusetts Trust") (the Delaware Trust and the Massachusetts Trust are hereinafter collectively referred to as the "parties").

   In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

1.  PLAN OF REORGANIZATION.

   (a) Upon satisfaction of the conditions precedent described in Section 3 hereof, the Massachusetts Trust will convey, transfer and deliver to the Delaware Trust at the closing provided for in Section 2 (hereinafter referred to as the "Closing") all of the Massachusetts Trust's then-existing assets. In consideration thereof, the Delaware Trust agrees at the Closing (i) to assume and pay when due, to the extent that there exist Massachusetts Trust obligations and liabilities on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), all of such obligations and liabilities, whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with the Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any, such obligations and liabilities of the Massachusetts Trust to become the obligations and liabilities of the Delaware Trust; and (ii) to deliver, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the Delaware Trust, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, $.01 par value per share, of the Massachusetts Trust outstanding immediately prior to the Effective Date of the Reorganization. The reorganization contemplated hereby is intended to qualify as a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Massachusetts Trust shall distribute to its shareholders the shares of the Delaware Trust in accordance with this Agreement and the resolutions of the Board of Trustees of the Massachusetts Trust authorizing the transactions contemplated by this Agreement.

   (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the Delaware Trust will establish an open account for each shareholder of the Massachusetts Trust and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the Delaware Trust equal to the number of full and fractional shares of beneficial interest such shareholder holds in the Massachusetts Trust at the close of regular trading on the New York Stock Exchange ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the Delaware Trust will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of shares of the Delaware Trust shall be deemed to be the same as the net asset value per share of shares of the Massachusetts Trust. On the Effective Date of the Reorganization, each certificate representing shares of the Massachusetts Trust will be deemed to represent the same number of shares of the Delaware Trust. Simultaneously with the crediting of the shares of the Delaware Trust to the shareholders of record of the Massachusetts Trust, the shares of the Massachusetts Trust held by such shareholder shall be cancelled. Each shareholder of the Massachusetts Trust will have the right to deliver their share certificates of the Massachusetts Trust in exchange for share certificates of the Delaware Trust. However, a shareholder need not deliver such certificates to the Delaware Trust unless the shareholder so desires.

   (c) As soon as practicable after the Effective Date of the Reorganization, the Massachusetts Trust shall take all necessary steps under Massachusetts law to effect a complete dissolution of the Massachusetts Trust.

   (d) The expenses of entering into and carrying out the Agreement will be borne by the Massachusetts Trust.

2.  CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

   The Closing shall consist of (i) the conveyance, transfer and delivery of the Massachusetts Trust's assets to the Delaware Trust, in exchange for the assumption and payment, when due, by the Delaware Trust of the Massachusetts Trust's obligations and liabilities; and (ii) the issuance and delivery of the Delaware Trust's shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Massachusetts Trust at which this Agreement is considered and approved or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization").

3.  CONDITIONS PRECEDENT.

   The obligations of the Massachusetts Trust and the Delaware Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

      (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

      (b) (i) One or more post-effective amendments to the Massachusetts Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Trustees of the Massachusetts Trust to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the Delaware Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the Massachusetts Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the Massachusetts Trust to a Delaware business trust shall have been filed with the Commission and the Massachusetts Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

      (c) Each party shall have received an opinion of Stradley Ronon Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Delaware and the Commonwealth of Massachusetts, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley Ronon Stevens & Young, LLP, the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Massachusetts Trust, the Delaware Trust or the shareholders of the Massachusetts Trust or the Delaware Trust;

      (d) The Massachusetts Trust shall have received an opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Massachusetts Trust, to the effect that (i) the Delaware Trust is duly formed as a business trust under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Delaware Trust and this Agreement has been duly executed and delivered by the Delaware Trust and is a legal, valid and binding agreement of the Delaware Trust in accordance with its terms; and (iii) the shares of the Delaware Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the Delaware Trust;

      (e) The Delaware Trust shall have received the opinion of Stradley Ronon Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the Delaware Trust, to the effect that: (i) the Massachusetts Trust is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the Massachusetts Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite action of the Massachusetts Trust and this Agreement has been duly executed and delivered by the Massachusetts Trust and is a legal, valid and binding agreement of the Massachusetts Trust in accordance with its terms;

      (f) The shares of the Delaware Trust are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the Massachusetts Trust are currently eligible for offering to the public so as to permit the issuance and delivery by the Delaware Trust of the shares contemplated by this Agreement to be consummated;

      (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the board of trustees of the Massachusetts Trust (the "Board of Trustees") and the shareholders of the Massachusetts Trust;

      (h) The shareholders of the Massachusetts Trust shall have voted to direct the Massachusetts Trust to vote, and the Massachusetts Trust shall have voted, as sole shareholder of the Delaware Trust, to:

          (1) Elect as Trustees of the Delaware Trust the following individuals: Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Andrew H. Hines, Jr., Edith E. Holiday, Charles B. Johnson, Charles E. Johnson, Betty P. Krahmer, Gordon S. Macklin, Fred
       R. Millsaps and Constantine D. Tseretopoulos; and

          (2) Approve an Investment Management Agreement between Templeton Asset Management Ltd. ("TAML") and the Delaware Trust, which is substantially identical to the then-current Investment Management Agreement between TAML and the Massachusetts Trust;

      (i) The Trustees of the Delaware Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions:

          (1) Approval of the Investment Management Agreement described in paragraph (h)(2) of this Section 3 hereof for the Delaware Trust;

          (2) Approval of the assignment to the Delaware Trust of the Massachusetts Trust's Custody Agreement dated October 16, 1991 (the "Custody Agreement"), with The Chase Manhattan Bank, N.A. (now JPMorgan Chase Bank), including the Amendment to the Custody Agreement, dated March 2, 1998, Amendment No. 2 to the Custody Agreement, dated July 23, 1998 and Amendment No. 3 to the Custody Agreement, dated May 1, 2001;

          (3) Selection of PricewaterhouseCoopers LLP as the Delaware Trust's independent auditors for the fiscal year ending December 31, 2002;

          (4) Approval of an Administration Agreement between the Delaware Trust and Franklin Templeton Services, LLC;

          (5) Approval of a Distribution Agreement between the Delaware Trust and Franklin Templeton Distributors, Inc.;

          (6) Approval of a Form of Dealer Agreement between the Delaware Trust and Franklin/Templeton Distributors, Inc. and securities dealers dated March 1, 1998, including the Amendment to the Form of Dealer Agreement, dated May 15, 1998;

          (7) Approval of the following Distribution Plans by the Delaware Trust pursuant to Rule 12b-1 under the 1940 Act: (i) Class A Distribution Plan pursuant to Rule 12b-1; (ii) Class B Distribution Plan pursuant to Rule 12b-1; (iii) Class C Distribution Plan pursuant to Rule 12b-1; (iv) Class R Distribution Plan pursuant to Rule 12b-1; and (v) Multiple Class Plan pursuant to Rule 18f-3;

          (8) Approval of a Transfer Agency Agreement between the Delaware Trust and Franklin Templeton Investor Services, LLC;

          (9) Approval of a Sub-Accounting Services Agreement for the Delaware Trust;

          (10) Approval of a Sub-Transfer Agent Agreement for the Delaware
       Trust;

          (11) Authorization of the issuance by the Delaware Trust, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of the Delaware Trust to the Massachusetts Trust in consideration for the payment of $1.00 for each such share for the purpose of enabling the Massachusetts Trust to vote on the matters referred to in paragraph (h) of this Section 3 hereof;

          (12) Submission of the matters referred to in paragraph (h) of this
       Section 3 to the Massachusetts Trust as sole shareholder of the Delaware Trust; and

          (13) Authorization of the issuance and delivery by the Delaware Trust of its shares on the Effective Date of the Reorganization and the assumption by the Delaware Trust of the obligations and liabilities of the Massachusetts Trust in exchange for the assets of the Massachusetts Trust pursuant to the terms and provisions of this Agreement.

   At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees of the Massachusetts Trust, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the Massachusetts Trust under this Agreement.

4.  DISSOLUTION OF THE MASSACHUSETTS TRUST.

   Promptly following the consummation of the distribution of the Delaware Trust shares to holders of Massachusetts Trust shares under this Agreement, the officers of the Massachusetts Trust shall take all steps necessary under Massachusetts law to effect its dissolution as a business trust, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the Commonwealth of Massachusetts, and filing for record with the Secretary of the Commonwealth of Massachusetts of the termination of Trust.

5.  TERMINATION.

   The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Massachusetts Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

6.  ENTIRE AGREEMENT.

   This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

7.  FURTHER ASSURANCES.

   The Massachusetts Trust and the Delaware Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

8.  COUNTERPARTS.

   This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

9.  GOVERNING LAW.

   This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

   IN WITNESS WHEREOF, the Delaware Trust and the Massachusetts Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President and attested by its Secretary or an Assistant Secretary, all as of the day and year first-above written.

Attest:                                   TEMPLETON DEVELOPING MARKETS TRUST
                                          (a Massachusetts business trust)

By  /s/ LORI A. WEBER                     By  /s/ DAVID P. GOSS
    ----------------------------------        -----------------------------------
    Name: Lori A. Weber                       Name: David P. Goss
    Title: Assistant Secretary                Title: Vice President

Attest:                                   TEMPLETON DEVELOPING MARKETS TRUST
                                          (a Delaware business trust)

By  /s/ LORI A. WEBER                     By  /s/ BARBARA J. GREEN
    ----------------------------------        -----------------------------------
    Name: Lori A. Weber                       Name: Barbara J. Green
    Title: Assistant Secretary                Title: Vice President and Secretary

                                   EXHIBIT B

               A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                               A Comparison of:

                THE LAW GOVERNING DELAWARE BUSINESS TRUSTS AND
    THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A DELAWARE
                        BUSINESS TRUST, UNDER SUCH LAW,
              THE LAW GOVERNING MASSACHUSETTS BUSINESS TRUSTS AND
        THE CHARTER DOCUMENTS OF TEMPLETON DEVELOPING MARKETS TRUST, A
                 MASSACHUSETTS BUSINESS TRUST, UNDER SUCH LAW

                    DELAWARE BUSINESS TRUST                                           MASSACHUSETTS BUSINESS TRUST
                    -----------------------                                           ----------------------------
GOVERNING    A Delaware statutory business trust (a "DBT") is formed by       A Massachusetts business trust (an "MBT") is
DOCUMENTS/   a governing instrument and the filing of a certificate of trust  created by filing a declaration of trust with the
GOVERNING    with the Delaware Secretary of State ("Secretary of State").     Secretary of State of Massachusetts and with the
BODY         The Delaware law governing a DBT is referred to in this          clerk of every city or town in Massachusetts where
             analysis as the "Delaware Act."                                  the trust has a usual place of business.

             A DBT is an unincorporated association organized under the       An MBT is an unincorporated association organized
             Delaware Act whose operations are governed by its                under the Massachusetts statute governing business
             governing instrument (which may consist of one or more           trusts (the "Massachusetts Statute") and is
             instruments). Its business and affairs are managed by or         considered to be a hybrid, having characteristics of
             under the direction of one or more trustees.                     both corporations and common law trusts. An
                                                                              MBT's operations are governed by a trust instrument
                                                                              and by-laws. The business and affairs of an MBT are
                                                                              managed by or under the direction of a board of
                                                                              trustees.

             As described in this chart, DBTs are granted a significant       MBTs are also granted a significant amount of
             amount of organizational and operational flexibility.            organizational and operational flexibility. The
             Delaware law makes it easy to obtain needed shareholder          Massachusetts Statute is silent on most of the
             approvals, and also permits management of a DBT to take          salietn features of MBTs, thereby allowing the
             various actions without being required to make state filings     trustees of the MBT to freely structure the MBT. The
             or obtain shareholder approval.                                  Massachusetts Statute does not specify what
                                                                              information must be contained in the declaration of
                                                                              trust, nor does it require a registered officer or
                                                                              agent for service of process.

             The governing instrument for the DBT, Templeton                  The governing instrument for the MBT, Templeton
             Developing Markets Trust (the "Delaware Business Trust"),        Developing Markets Trust ("Developing Markets
             is comprised of an agreement and declaration of trust            Trust"), is comprised of an Amended and Restated
             ("Declaration") and by-laws ("By-Laws"). The Delaware            Declaration of Trust ("MA Declaration") and by-
             Business Trust's governing body is a board of trustees (the      laws ("MA By-Laws"). The Developing Markets
             "board" or "board of trustees" or collectively, the              Trust's governing body is a board of trustees (the
             "trustees").                                                     "board" or "board of trustees" or collectively, the
                                                                              "trustees").

             Each trustee of the Delaware Business Trust shall hold           Each trustee of Developing Markets Trust shall hold
             office for the lifetime of the Delaware Business Trust or, if    office for the lifetime of Developing Markets Trust
             earlier, until the next meeting of shareholders called for the   or, if earlier, until the next meeting of share-
             purpose of electing trustees or consent of shareholders in       holders  called for the purpose of electing trustees
             lieu thereof for the election of trustees and until the          or consent of shareholders in lieu thereof for the
             election and qualification of his or her successor.              election of trustees and until the election and
                                                                              qualification of his or her successor.

                                     DELAWARE BUSINESS TRUST                            MASSACHUSETTS BUSINESS TRUST
                              ----------------------------                            ----------------------------------
OWNERSHIP    Under the Delaware Act, the ownership interests in a DBT         Under the Massachusetts Statute, the ownership
SHARES       are denominated as "beneficial interests" and are held by        interests in an MBT are denominated as "beneficial
OR           "beneficial owners." However, there is flexibility as to how     interests" and are held by "beneficial owners."
INTERESTS    a governing instrument refers to "beneficial interests" and      However, there is flexibility as to how a governing
             "beneficial owners" and the governing instrument may             instrument refers to "beneficial interests" and
             identify "beneficial interests" and "beneficial owners" as       "beneficial owners" and the governing instrument
             "shares" and "shareholders," respectively.                       may identify "beneficial interests" and "beneficial
                                                                              owners" as "shares" and "shareholders,"
                                                                              respectively.

             The Delaware Business Trust's beneficial interests, without      The Developing Markets Trust's units of beneficial
             par value, are designated as "shares" and its beneficial         interests, par value $0.01 per unit, are designated as
             owners are designated as "shareholders." This analysis will      "shares" and its beneficial owners are designated as
             use the "share" and "shareholder" terminology.                   "shareholders." This analysis will use the "share"
                                                                              and "shareholder" terminology.


SERIES AND   Under the Delaware Act, the governing instrument may             The Massachusetts Statute permits an MBT to issue
CLASSES      provide for classes, groups or series of shares, shareholders    one or more series or classes of beneficial interest.
             or trustees, having such relative rights, powers and duties as   The Massachusetts Statute is largely silent as to any
             set forth in the governing instrument. Such series, classes or   requirements for the creation of such series or
             groups may be described in the DBT's governing instrument        classes, although the trust documents creating an
             or in resolutions adopted by its trustees. No state filing is    MBT may provide methods or authority to create
             necessary and, unless required by the governing instrument,      such series or classes without seeking shareholder
             shareholder approval is not needed.                              approval.

             The Declaration authorizes the board of trustees to divide       The MA Declaration authorizes an unlimited number
             the Delaware Business Trust's shares into separate and           of shares, which may be further divided into separate
             distinct series and to divide a series into separate classes     series or classes.
             of shares as permitted by the Delaware Act. Such series and classes will have the rights, powers and duties set forth in the Declaration unless otherwise provided in the resolution of the board establishing such series or class.

AMENDMENTS   The Delaware Act provides broad flexibility as to the            The Massachusetts Statute provides broad flexibility
TO           manner of amending and/or restating the governing                as to the manner of amending and/or restating the
GOVERNING    instrument of a DBT. Amendments to the Declaration that          governing instrument of an MBT. The
DOCUMENTS    do not change the information in the DBT's certificate of        Massachusetts Statute provides that the trustees
             trust are not required to be filed with the Secretary of State.  shall, within thirty (30) days after the adoption of any amendment to the declaration of trust, file a
                                                                              copy with the Secretary of State of Massachusetts
                                                                              and with the clerk of every city or town in
                                                                              Massachusetts where the trust has a usual place of
                                                                              business.

                       DELAWARE BUSINESS TRUST                                        MASSACHUSETTS BUSINESS TRUST
                       ------------------------                                      -------------------------------

             DECLARATION OF TRUST                                             DECLARATION OF TRUST
             The Declaration may be restated and/or amended at any            The MA Declaration may be amended by a vote of
             time by a written instrument signed by a majority of the         the holders of a majority of the shares outstanding
             board of trustees and, if required by the Declaration, the       and entitled to vote or by an instrument in writing,
             Investment Company Act of 1940, as amended (the "1940            without a meeting, signed by a majority of the
             Act"), or any securities exchange on which outstanding           trustees and consented to by the holders of a majority
             shares are listed for trading, by approval of such amendment     of the shares outstanding and entitled to vote.
             by the shareholders, by the affirmative "vote of a majority
             of the outstanding voting securities" (as defined in the 1940    The trustees may amend the MA Declaration in their
             Act) of the Delaware Business Trust entitled to vote at a        sole discretion, without the need for shareholder
             shareholders' meeting at which a quorum is present, subject      action, to add, delete, or modify any provisions
             to Article III, Section 6 of the Declaration relating to voting  relating to the shares of Developing Markets Trust if
             by series and classes.                                           the trustees determine that such action is
                                                                              "consistent with the fair and equitable treatment of
                                                                              all [s]hareholders or [Sic] that shareholder approval
                                                                              is not otherwise required by applicable law,"
                                                                              including, but not limited to: (1) creating one or
                                                                              more series of shares with such rights and preferences
                                                                              as the trustees determine and reclassifying outstand-
                                                                              ing shares as shares of particular series; (2)
                                                                              amending the series designation section of the MA
                                                                              Declaration; (3) changing eligibility requirements
                                                                              for investment in shares of any series; or
                                                                              (4)changing the method of allocating dividends among
                                                                              various series.

                                                                              The trustees may also amend the MA Declaration
                                                                              without the vote or consent of shareholders to
                                                                              change the name of Developing Markets Trust, to
                                                                              supply any omission, to cure, correct or supplement
                                                                              any ambiguous, defective or inconsistent provision
                                                                              hereof, or if they deem it necessary to conform the
                                                                              MA Declaration to the requirements of applicable
                                                                              federal laws or regulations.

                                                                              See Shareholder Vote on Certain Transactions for
                                                                              the shareholder vote required to make certain
                                                                              amendments to the MA Declaration.

             BY-LAWS                                                          BY-LAWS
             The By-Laws may be amended, restated or repealed or new          The MA By-Laws may be amended, added to or
             By-Laws may be adopted by the affirmative vote of a              repealed by a majority of the outstanding shares
             majority of the outstanding shares entitled to vote. The By-     entitled to vote, or by the board of trustees, but
             Laws may also be amended, restated or repealed or new By-        the board of trustees may not take such action, if
             Laws may be adopted by the board of trustees, by the vote        such action requires, under applicable law, the MA
             of not less than a majority of the trustees present at a         Declaration or the MA By-Laws, a vote of the
             meeting at which a quorum is present.                            shareholders.

             CERTIFICATE OF TRUST
             Pursuant to the Declaration, amendments and/or restatements of the certificate of trust shall be made at any time by the board of trustees, without approval of the shareholders, to correct any inaccuracy contained therein.
             Any such amendments/restatements of the certificate of trust must be executed by at least one (1) trustee and filed with the Secretary of State in order to become effective.

PREEMPTIVE  Under the Delaware Act, a governing instrument may                Under the Massachusetts Statute, a governing
RIGHTS      contain any provision relating to the rights, duties and          instrument may contain any provision relating to the
AND         obligations of the shareholders.                                  rights, duties and obligations of the shareholders.
REDEMPITON
OF SHARES


                      DELAWARE BUSINESS TRUST                                        MASSACHUSETTS BUSINESS TRUST
                       ------------------------                                      -------------------------------

             The Declaration provides that no shareholder shall have the      The MA Declaration provides that no shareholder
             preemptive or other right to subscribe for new or additional     shall have any preference, appraisal, conversion or
             shares or other securities issued by the Delaware Business       exchange rights or any preemptive or other right to
             Trust or any series thereof.                                     subscribe for new or additional shares or other
                                                                              securities issued by Developing Markets Trust or
                                                                              any series thereof.

             Unless otherwise provided in the Delaware Business Trust's       All shares are redeemable at net asset value per
             prospectus relating to the outstanding shares, as such           share at the request of the shareholder, under the
             prospectus may be amended from time to time, the                 terms specified in Developing Markets Trust's then
             Delaware Business Trust shall purchase the outstanding           effective prospectus or registration statement.
             shares offered by any shareholder for redemption upon such shareholder's compliance with the procedures set forth in
             the Declaration and/or such other procedures as the board
             may authorize.

             The Delaware Business Trust shall pay the net asset value        Payment for such shares may be made in cash or in
             for such outstanding shares, in accordance with the              property of the relevant series as specified in
             Declaration, the By-Laws, the 1940 Act and other                 Developing Markets Trust's then effective
             applicable law. The Delaware Business Trust's payments           prospectus or registration statement. The Developing
             for such outstanding shares shall be made in cash, but may,      Markets Trust may repurchase shares by agreement
             at the option of the board of trustees or an authorized          with the owner and has the right at any time to
             officer, be made in kind or partially in cash and partially in   redeem shares of any shareholder pursuant to
             kind. In addition, at the option of the board of trustees the    applicable law, subject to terms and conditions
             Delaware Business Trust may, from time to time, without          approved by the trustees. To meet federal tax
             the vote of the shareholders, but subject to the 1940 Act,       requirements, the trustees may, as they deem
             redeem outstanding shares or authorize the closing of any        equitable, call for redemption by a shareholder of
             shareholder account, subject to such conditions as may be        any number of shares and refuse to transfer or issue
             established by the board of trustees.                            shares to any person.

DISSOLUTION  The Delaware Business Trust shall be dissolved upon the          Pursuant to the MA Declaration the following action
AND          first to occur of the following: (i) upon the vote of the        requires the affirmative vote of the holders of two-
TERMINATION  holders of a majority of the outstanding shares of the           thirds of the shares outstanding and entitled to vote,
EVENTS       Delaware Business Trust entitled to vote; (ii) at the            a written consent by such percentage of shares or
             discretion of the board of trustees at any time there are no     such other vote established by the trustees with
             shares outstanding of the Delaware Business Trust; (iii)         respect to a series of shares, except that if the
             upon the sale, conveyance and transfer of all of the assets of   action is recommended by the trustees, the affirmative
             the Delaware Business Trust to another entity; or (iv) upon      vote or written consent of a majority of the shares
             the occurrence of a dissolution or termination event             outstanding and entitled to vote, or other vote
             pursuant to any provision of the Delaware Act.                   established by the trustees with respect to a series
                                                                              of shares, is sufficient for termination of Developing
             A particular series shall be dissolved upon the first to occur   Markets Trust or any series of Developing Markets
             of the following: (i) upon the vote of the holders of a          Trust.
             majority of the outstanding shares of that series entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that series; (iii) upon any event that causes the dissolution of the Delaware Business
             Trust; or (iv) upon the occurrence of a dissolution or
             termination event pursuant to any provision of the Delaware
             Act.

             A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board of trustees at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.


                       DELAWARE BUSINESS TRUST                                        MASSACHUSETTS BUSINESS TRUST
                       ------------------------                                      -------------------------------

LIQUIDATION  Under the Delaware Act, a DBT that has dissolved shall           Under the Massachusetts Statute, there are no
UPON         first pay or make reasonable provision to pay all known          provisions as to the liquidation of an MBT.
DISSOLUTION  claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and
             obligations for which the claimant is unknown. Any
             remaining assets shall be distributed to the shareholders or as otherwise provided in the governing instrument.

             Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

             The Declaration provides that any remaining assets of the        The MA Declaration provides that Developing
             dissolved Delaware Business Trust and/or each series             Markets Trust, upon dissolution, must first pay or
             thereof (or the particular dissolved series, as the case may     make provision to pay all liabilities and obtain
             be) shall be distributed to the shareholders of the Delaware     releases, indemnities and refunding agreements
             Business Trust and/or each series thereof (or the particular     which the trustees deem necessary for their
             dissolved series, as the case may be) ratably according to the   protection. Any remaining assets shall be distributed
             number of outstanding shares of the Delaware Business            in cash or in kind to the shareholders according to
             Trust and/or such series thereof (or the particular dissolved    their respective rights.
             series, as the case may be) held of record by the several
             shareholders on the date for such dissolution distribution;
             provided, however, that if the outstanding shares of a series are divided into classes, any remaining assets held with
             respect to such series shall be distributed to each class of such series according to the net asset value computed for
             such class and within such particular class, shall be
             distributed ratably to the shareholders of such class
             according to the number of outstanding shares of such class held of record by the several shareholders on the date for such dissolution distribution.

VOTING       Under the Delaware Act, the governing instrument may set         There is no provision in the Massachusetts Statute
RIGHTS,      forth any provision relating to trustee and shareholder          addressing voting by the shareholders of an MBT.
MEETINGS,    voting rights, including the withholding of such rights from     The declaration of trust of an MBT, however, may
NOTICE,      certain trustees or shareholders. If voting rights are granted,  specify matters on which shareholders are entitled to
QUORUM,      the governing instrument may contain any provision relating      vote.
RECORD       to meetings, notice requirements, written consents, record
DATES AND    dates, quorum requirements, voting by proxy and any other
PROXIES      matter pertaining to the exercise of voting rights. The
             governing instrument may also provide for the
             establishment of record dates for allocations and
             distributions by the DBT.

             ONE VOTE PER SHARE                                               ONE VOTE PER SHARE
             Subject to Article III, Section 6 of the Declaration relating    The MA Declaration provides that shareholders are
             to voting by series and classes, the Declaration provides that   entitled to one vote for each full share, and each
             each outstanding share is entitled to one vote and each          fractional share shall be entitled to a proportionate
             outstanding fractional share is entitled to a fractional vote.   fractional vote.

                      DELAWARE BUSINESS TRUST                                             MASSACHUSETTS BUSINESS TRUST
                      -----------------------                                             ----------------------------

             VOTING BY SERIES                                                 VOTING BY SERIES
             In addition, the Declaration provides that all outstanding       The MA Declaration provides that in conjunction
             shares of the Delaware Business Trust entitled to vote on a      with the establishment of any series or class of
             matter shall vote on the matter, separately by series and, if    shares, the trustees may establish conditions under
             applicable, by class, provided that: (1) where the 1940 Act      which the several series or classes shall have
             requires all outstanding shares of the Delaware Business         separate voting rights or no voting rights. This
             Trust to be voted in the aggregate without differentiation       provisions is subject to the requirements of the 1940
             between the separate series or classes, then all of the          Act where: (1) shares of Developing Markets Trust
             Delaware Business Trust's outstanding shares shall vote in       to be voted in the aggregate without differentiation
             the aggregate; and (2) if any matter affects only the interests  between the separate series or classes, and (2) the
             of some but not all series or classes, then only the             matter affects only a particular series or class.
             shareholders of such affected series or classes shall be
             entitled to vote on the matter.

             SHAREHOLDERS' MEETINGS                                           SHAREHOLDERS' MEETINGS
             The Delaware Act does not mandate annual shareholders'           An annual shareholders' meeting is not required by
             meetings.                                                        the Massachusetts Statute.

             The By-Laws authorize the calling of a shareholders'             An annual shareholders' meeting is not required
             meeting (i) when deemed necessary or desirable by the            either by the MA Declaration or the MA By-Laws.
             board of trustees, the chairperson of the board or the           The MA Declaration provides that the board of
             president of the Delaware Business Trust; or (ii) to the         trustees may call a shareholders' meeting for any
             extent permitted by the 1940 Act, a meeting for the purpose      purposes specified by the trustees. In addition, the
             of electing trustees may also be called by the chairperson of    registration statement for the Developing Markets
             the board, or at the request of holders of 10% of the            Trust provides that the board of trustees will call a
             outstanding shares if such shareholders pay the reasonably       meeting to consider the removal of a board member
             estimated cost of preparing and mailing the notice thereof,      if requested in writing by shareholders holding at
             for the purpose of electing trustees. However, no meeting        least 10% of the outstanding shares.
             may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders' meeting held during the preceding twelve
             (12) months, unless requested by holders of a majority of all outstanding shares entitled to vote at such meeting.

             RECORD DATES                                                     RECORD DATES
             As stated above, under the Delaware Act, the governing           There is no record date provision in the
             instrument may provide for record dates.                         Massachusetts Statute.

             In order to determine the shareholders entitled to notice of,    The MA By-Laws permit the trustees from time to
             and to vote at, a shareholders' meeting, the Declaration         time to close the transfer books for a period not
             authorizes the board of trustees to fix a record date. The       exceeding 30 days, or without closing the transfer
             record date may not precede the date on which it is fixed by     books, to set the record date for a shareholders'
             the board and it may not be more than one hundred and            meeting or "for the purpose of any other action" to
             twenty (120) days, nor less than ten (10) days, before the       be not more than 90 days, before the date of any
             date of the shareholders' meeting. The By-Laws provide           shareholder meeting or other action. The MA By-
             that notice of a shareholders' meeting shall be given to         Laws also provide that all notices of shareholders'
             shareholders entitled to vote at such meeting not less than      meetings shall be sent to shareholders not less than
             ten (10) nor more than one hundred and twenty (120) days         ten days nor more than 60 days before the date of the
             before the date of the meeting.                                  meeting. Only the business stated in the notice of
                                                                              the meeting may be considered at the meeting.
             To determine the shareholders entitled to vote on any action without a meeting, the Declaration authorizes the board of trustees to fix a record date. The record date may not
             precede the date on which it is fixed by the board nor may it be more than thirty (30) days after the date on which it is fixed by the board.

                      DELAWARE BUSINESS TRUST                                                 MASSACHUSETTS BUSINESS TRUST
                      -----------------------                                                ------------------------------
             To determine the shareholders of the Delaware Business
             Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the Delaware Business
             Trust or any series or class thereof, the Declaration
             authorizes the board of trustees to fix a record date. The record date may not precede the date on which it is fixed by the board nor may it be more than sixty (60) days before the date such dividend or distribution is to be paid. The board may set different record dates for different series or classes.

             Pursuant to the Declaration, if the board of trustees does not fix a record date: (a) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; (b) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (i) when no prior action by the board of trustees has been taken, shall be the day on which the first signed written consent is delivered to the Delaware Business Trust, or (ii) when prior action of the board of trustees has been taken, shall be the day on which the board of trustees adopts the resolution taking such prior action.

             QUORUM FOR SHAREHOLDERS' MEETING                                 QUORUM FOR SHAREHOLDERS' MEETING
             To transact business at a shareholders' meeting, the             The MA By-Laws, provide that a majority of the
             Declaration provides that forty percent (40%) of the             outstanding shares present, in person or by proxy
             outstanding shares entitled to vote at the meeting, which are    shall constitute a quorum at a shareholders' meeting.
             present in person or represented by proxy, shall constitute a    Furthermore, the MA Declaration provides that
             quorum at such meeting, except when a larger quorum is           when a quorum is present at any meeting called for
             required by the Declaration, the By-Laws, applicable law or      the purpose, a plurality shall elect a trustee.
             any securities exchange on which such shares are listed for trading, in which case such quorum shall comply with such
             requirements. When a separate vote by one or more series or classes is required, forty percent (40%) of the outstanding shares of each such series or class entitled to vote at a
             shareholders' meeting of such series or class, which are
             present in person or represented by proxy, shall constitute a quorum at such series or class meeting, except when a larger quorum is required by the Declaration, the By-Laws,
             applicable law or the requirements of any securities
             exchange on which outstanding shares of such series or
             class are listed for trading, in which case such quorum shall comply with such requirements.

                      DELAWARE BUSINESS TRUST                                            MASSACHUSETTS BUSINESS TRUST
                      -----------------------                                            ----------------------------

             SHAREHOLDER VOTE                                                 SHAREHOLDER VOTE
             The Declaration provides that, subject to any provision of       The MA Declaration and MA By-Laws specify the
             the Declaration, the By-Laws, the 1940 Act or other              matters on which beneficial owners are entitled, but
             applicable law that requires a different vote: (i) in all        not necessarily required, to vote. The MA
             matters other than the election of trustees, the affirmative     Declaration provides trustees with a great deal of
             "vote of a majority of the outstanding voting securities" (as    latitude as to which matters are to be submitted to a
             defined in the 1940 Act) of the Delaware Business Trust          vote of the beneficial owners. Specifically, a
             entitled to vote at a shareholders' meeting at which a           shareholder has the power to vote only: (1) for the
             quorum is present, shall be the act of the shareholders; and     election of trustees, (2) to the same extent as
             (ii) trustees shall be elected by a plurality of the votes cast  shareholders of a Massachusetts business
             of the holders of outstanding shares entitled to vote present    corporation as to whether or not a court action,
             in person or represented by proxy at a shareholders' meeting     proceeding or claim should be brought or maintained
             at which a quorum is present. Pursuant to the Declaration,       derivatively or as a class action, (3) for the
             where a separate vote by series and, if applicable, by classes   termination of Developing Markets Trust, (4)
             is required, the preceding sentence shall apply to such          regarding any investment advisory contract, (5)
             separate votes by series and classes.                            regarding certain amendments of the MA
                                                                              Declaration, (6) regarding mergers, consolidations or
                                                                              sale of substantially all the assets of Developing
                                                                              Markets Trust, (7) regarding incorporation of
                                                                              Developing Markets Trust or a series, or (8) with
                                                                              respect to such additional matters required by the
                                                                              MA Declaration, the MA By-Laws, the registration
                                                                              of Developing Markets Trust as an investment
                                                                              company under the 1940 Act, or as the trustees
                                                                              consider necessary or desirable.

             SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS                         SHAREHOLDER VOTE ON CERTAIN TRANSACTIONS
             Pursuant to the Declaration, the board of trustees, by vote of   No amendment of the MA Declaration that would
             a majority of the trustees, may cause the merger,                change the rights of shareholders regarding the
             consolidation, conversion, share exchange or reorganization      amount of payments in liquidation or diminishing or
             of the Delaware Business Trust, or the conversion, share         eliminating any related voting rights may be made
             exchange or reorganization of any series of the Delaware         without the vote or consent of the holders of two-
             Business Trust, without the vote of the shareholders of the      thirds of the shares outstanding and entitled to vote
             Delaware Business Trust or such series, as applicable,           or other vote established by the trustees regarding
             unless such vote is required by the 1940 Act; provided           any series of shares.
             however, that the board of trustees shall provide 30 days'
             prior written notice to the shareholders of the Delaware         Pursuant to the MA Declaration the following
             Business Trust or such series, as applicable, of such merger,    actions require the affirmative vote of the holders of
             consolidation, conversion, share exchange or reorganization.     two-thirds of the shares outstanding and entitled to
                                                                              vote, a written consent by such percentage of shares
             If permitted by the 1940 Act, the board of trustees, by vote     or such other vote established by the trustees with
             of a majority of the trustees, and without a shareholder vote,   respect to a series of shares, except that if the
             may cause the Delaware Business Trust to convert to a            action is recommended by the trustees, the affirmative
             master feeder structure and thereby cause series of the          vote or written consent of a majority of the shares
             Delaware Business Trust to either become feeders into a          outstanding and entitled to vote, or other vote
             master fund, or to become master funds into which other          established by the trustees with respect to a series
             funds are feeders.                                               of shares, is sufficient: (1) a merger, consolidation
                                                                              or sale, lease or exchange of all or substantially
                                                                              all of the property of Developing Markets Trust; or
                                                                              (2) termination of Developing Markets Trust or any
                                                                              series of Developing Markets Trust. The trustees
                                                                              may cause Developing Markets Trust to be
                                                                              incorporated or transfer all the assets of Developing
                                                                              Markets Trust to a corporation with the approval of a
                                                                              majority of the shares outstanding and entitled to
                                                                              vote or other vote established by the trustees with
                                                                              respect to any series of shares.

                   DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
                   -----------------------                                  ----------------------------

             CUMULATIVE VOTING                                                CUMULATIVE VOTING
             The Declaration provides that shareholders are not entitled      The MA Declaration provides that shareholders are
             to cumulate their votes on any matter.                           not entitled to cumulate their votes on any matter.

             PROXIES                                                          PROXIES
             The By-Laws permit a shareholder to authorize another            The MA By-Laws permit Developing Markets Trust
             person to act as proxy by the following methods: execution       to accept written proxies signed by the shareholder
             of a written instrument or by electronic, telephonic,            or shareholders (for jointly held shares) and filed
             computerized, telecommunications or another reasonable           with the Secretary of Developing Markets Trust or
             alternative to the execution of a written instrument. Unless a   the Secretary's designee. A proxy shall be deemed
             proxy provides otherwise, it is not valid more than 11           valid unless challenged at or prior to its exercise
             months after its date. In addition, the By-Laws provide that     and the burden of proving invalidity rests on the
             the revocability of a proxy that states on its face that it is   challenger.
             irrevocable shall be governed by the provisions of the
             general corporation law of the State of Delaware.

             ACTION BY WRITTEN CONSENT                                        ACTION BY WRITTEN CONSENT
             The Declaration authorizes shareholders to take action           The MA Declaration provides that any action taken
             without a meeting and without prior notice if written            by shareholders may be taken without a meeting if
             consents setting forth the action taken are signed by the       shareholders holding a majority of the shares entitled
             holders of all outstanding shares entitled to vote on that       to vote on the matter (or such larger proportion
             action.                                                          thereof as shall be required by law, the MA
                                                                              Declaration or MA By-Laws) consent to the action
             The Declaration also authorizes the board of trustees or any     in writing and the written consent is filed with the
             committee of the board of trustees to take action without a      shareholders' meetings records.
             meeting and without prior written notice if written consents setting forth the action taken are executed by trustees having the number of votes necessary to take that action at a
             meeting at which the entire board of trustees or any
             committee thereof, as applicable, is present and voting.

REMOVAL OF   The governing instrument of a DBT may contain any                The governing instrument of an MBT may contain
TRUSTEES/    provision relating to the removal of trustees; provided          any provision relating to the removal of trustees;
DIRECTORS    however, that there shall at all times be at least one trustee   provided, however, that there shall at all times be
             of the DBT.                                                      at least one trustee of the MBT.

             Under the Declaration, any trustee may be removed, with or       The MA Declaration provides that the board of
             without cause, by the board of trustees, by action of a          trustees, by action of two-thirds of the remaining
             majority of the trustees. Shareholders shall have the power      trustees (except that 3 trustees must remain in office
             to remove a trustee only to the extent provided by the 1940      after the removal) or by vote of holders of two-thirds
             Act.                                                             of the outstanding shares at a meeting called for such
                                                                              purpose, may remove trustees with cause.

VACANCIES    Vacancies on the board of trustees may be filled by a            Vacancies on the board of trustees may be filled by a
ON           majority vote of the trustee(s) then in office, regardless of    majority vote of the trustee(s) then in office,
BOARD OF     the number and even if less than a quorum. However, a            regardless of the number and even if less than a
TRUSTEES/    shareholders' meeting shall be called to elect trustees if       quorum. However, a shareholders' meeting shall be
DIRECTORS    required by the 1940 Act.                                        called to elect trustees if required by the 1940 Act.

             In the event all trustee offices become vacant, the investment adviser shall serve as the sole remaining trustee, subject to the provisions of the 1940 Act, and shall, as soon as practicable, fill all of the vacancies on the board.
             Thereupon, the investment adviser shall resign as trustee and a shareholders' meeting shall be called to elect trustees.

                     DELAWARE BUSINESS TRUST                                     MASSACHUSETTS BUSINESS TRUST
                     -----------------------                                     ----------------------------
LIMITATION   The Delaware Act explicitly authorizes limitation on             The Massachusetts Statute does not contain statutory
ON           interseries liability so that the debts, liabilities,            provisions addressing series or class liability with
INTERSERIES  obligations and expenses incurred, contracted for or otherwise   respect to a multiple series or class investment
LIABILITY    existing with respect to a particular series of a multiple       company. Therefore, unless otherwise provided in
             series DBT  will be enforceable only against the assets of       the declaration of trust for an MBT, the debts,
             such series,and not against the general assets of the DBT or     liabilities, obligations and expenses incurred,
             any other series, and, unless otherwise provided in the          contracted for or otherwise existing with respect to a
             governing instrument of the DBT, none of the debts,              particular series or class may be enforceable against
             liabilities, obligations and expenses incurred, contracted for   the assets of the business trust generally.
             or otherwise existing with respect to the DBT generally or any other series thereof will be enforceable against the assets of such series. This protection will be afforded if (i) the DBT separately maintains the records and the assets of such
             series; (ii) notice of the limitation on liabilities of the series is set forth in the certificate of trust; and (iii) the governing instrument so provides.

             The Declaration and certificate of trust of the Delaware         The MA Declaration explicitly limits the assets and
             Business Trust provide for limitation on interseries liability.  liabilities of each series and states that under no circumstances shall the assets allocated or belonging
                                                                              to a particular series be charged with liabilities
                                                                              attributable to any other series. The MA Declaration
                                                                              in like manner limits the liabilities attributed to a
                                                                              class of shares to such class and no other class of a
                                                                              series may be charged with liabilities of such class.
                                                                              Furthermore, it states that third parties shall look
                                                                              only to the assets of a particular series or class
                                                                              for payment of any credit, claim or contract. Although
                                                                              these provisions serve to put third parties on notice
                                                                              since there is no support in the Massachusetts Statute
                                                                              to limit liability, there remains the possibility that
                                                                              a court may not uphold the limitations set forth in
                                                                              the MA Declaration.

SHAREHOLDER  Under the Delaware Act, except to the extent otherwise           The Massachusetts Statute does not include an
LIABILITY    provided in the governing instrument of a DBT,                   express provision relating to the limitation of
             shareholders of a DBT are entitled to the same limitation of     liability of the beneficial owners of a business
             personal liability extended to shareholders of a private         trust. Therefore, the owners of an MBT could
             corporation organized for profit under the General               potenitally be liable for obligations of the trust,
             Corporation Law of the State of Delaware.                        notwithstanding an express provision in the governing
                                                                              instrument stating that the beneficial owners are not
                                                                              personally liable in connection with trust property
                                                                              or the acts, obligations or affairs of the trust.

             Under the Declaration, shareholders are entitled to the same     The MA Declaration provides that no shareholder
             limitation of personal liability as that extended to             shall be subject to any personal liability whatsoever
             shareholders of a private corporation organized for profit       to any person in connection with property of
             under the General Corporation Law of the State of                Developing Markets Trust or the acts, obligations or
             Delaware. However, the board of trustees may cause any           affairs of Developing Markets Trust.
             shareholder to pay for charges of the Delaware Business
             Trust's custodian or transfer, dividend disbursing,
             shareholder servicing or similar agent for services provided to such shareholder.

                                Delaware Business Trust                                Massachusetts Business Trust
                                -----------------------                                ----------------------------
TRUSTEE/     Subject to the provisions in the governing instrument,           The Massachusetts Statute does not include an
DIRECTOR     the Delaware Act provides that a trustee or any other            express provision limiting the liability of the
LIABILITY    person managing the DBT, when acting in such capacity,           trustees of an MBT. The trustees of an MBT could
             will not be personally liable to any person other than           potentially be held personally liable for the
             the DBT or a shareholder of the DBT for any act,                 obligations of the trust.
             omission or obligation of the DBT or any trustee. To
             the extent that at law or in equity, a trustee has
             duties (including fiduciary duties) and liabilities to
             the DBT and its shareholders, such duties and
             liabilities may be expanded or restricted by the
             governing instrument.

             The Declaration provides that any person who is or was           The MA Declaration provides that no trustee,
             a trustee, officer, employee or other agent of the               officer, employee, or agent shall be subject to any
             Delaware Business Trust or is or was serving at the              personal liability whatsoever to any person other
             request of the Delaware Business Trust as a trustee,             than Developing Markets Trust and its shareholders,
             director, officer, employee or other agent of another            in connection with Trust property or affairs, except
             corporation, partnership, joint venture, trust or                that arising from bad faith, willful misfeasance,
             other enterprise (an "Agent") will be liable to the              gross negligence or reckless disregard for duties to
             Delaware Business Trust and to any shareholder solely            Developing Markets Trust. No trustee, officer,
             for such Agent's own willful misfeasance, bad faith,             employee, or agent shall be responsible for any
             gross negligence or reckless disregard of the duties             neglect or wrong-doing of any officer, agent or
             involved in the conduct of such Agent (such conduct              employee, service provider of Developing Markets
             referred to as "Disqualifying Conduct"). Subject to              Trust, nor for the act or omission of another such
             the preceding sentence, Agents will not be liable for            person. However, nothing in the MA Declaration
             any act or omission of any other Agent or any                    protects such person against any liability for which
             investment adviser or principal underwriter of the               the person would otherwise be subject by reason of
             Delaware Business Trust. No Agent, when acting in such           willful misfeasance, bad faith, gross negligence or
             capacity, shall be personally liable to any person               reckless disregard of the person's duties involving
             (other than the Delaware Business Trust or its                   Developing Markets Trust.
             shareholders as described above) for any act, omission
             or obligation of the Delaware Business Trust or any
             trustee.

INDEMN-      Subject to such standards and restrictions contained             Although the Massachusetts Statute is silent as to
IFICATION    in the governing instrument of a DBT, the Delaware Act           the indemnification of trustees, officers and
             authorizes a DBT to indemnify and hold harmless any              shareholders, indemnification is expressly provided
             trustee, shareholder or other person from and against            for in the MA Declaration.
             any and all claims and demands.

             Pursuant to the Declaration, the Delaware Business               The MA Declaration provides that shareholders,
             Trust will indemnify any Agent who was or is a party             trustees and officers shall be entitled and empowered
             or is threatened to be made a party to any proceeding            to the fullest extent permitted by law to provide for
             by reason of such Agent's capacity, against attorneys'           indemnification out of Developing Markets Trust's
             fees and other certain expenses, judgments, fines,               assets for liability and for all expenses reasonably
             settlements and other amounts incurred in connection             incurred or paid or expected to be paid by a
             with such proceeding if such Agent acted in good faith          shareholder, trustee or officer in connection with any
             or in the case of a criminal proceeding, had no                  claim, action, suit or proceeding arising from being
             reasonable cause to believe such Agent's conduct was             or having been a shareholder, trustee or officer,
             unlawful. However, there is no right to                          respectively. However, the MA Declaration excludes
             indemnification for any liability arising from the               indemnification for trustees and officers for willful
             Agent's Disqualifying Conduct. As to any matter for              misfeasance, bad faith, and gross negligence or
             which such Agent is found to be liable in the                    reckless disregard of one's duties. Note that the
             performance of such Agent's duty to the Delaware                 1933 Act, in the opinion of the SEC, and the 1940 Act
             Business Trust or its shareholders indemnification               also limit the ability of Developing Markets Trust to
             will be made only to the extent that the court in                indemnify such persons.
             which that action was brought determines that in view
             of all the circumstances of the case, the Agent was
             not liable by reason of such Agent's Disqualifying
             Conduct. Note that the Securities Act of 1933, as
             amended (the "1933 Act"), in the opinion of the
             Securities and Exchange Commission ("SEC"), and the
             1940 Act also limit the ability of the Delaware
             Business Trust to indemnify an Agent.

                               DELAWARE BUSINESS TRUST                                  MASSACHUSETTS BUSINESS TRUST
                               -----------------------                                  ----------------------------
             Expenses incurred by an Agent in defending any proceeding
             may be advanced by the Delaware Business Trust before the
             final disposition of the proceeding on receipt of an
             undertaking by or on behalf of the Agent to repay the
             amount of the advance if it is ultimately determined that the
             Agent is not entitled to indemnification by the Delaware
             Business Trust.

INSURANCE    The Delaware Act is silent as to the right of a DBT to           There is no provision in the Massachusetts Statute
             purchase insurance on behalf of its trustees or other persons.   relating to insurance.

             However, as the policy of the Delaware Act is to give            The MA Declaration permits the purchase of
             maximum effect to the principle of freedom of contract and       liability insurance out of Developing Markets
             to the enforceability of governing instruments, the              Trust's assets on behalf of the trustees, officers and
             Declaration authorizes the board of trustees, to the fullest     agents of Developing Markets Trust. Insurance may
             extent permitted by applicable law, to purchase with             be maintained for any agent of Developing Markets
             Delaware Business Trust assets, insurance for liability and      Trust only to the extent that Developing Markets
             for all expenses of an Agent in connection with any              Trust would have the power to indemnify the trustee,
             proceeding in which such Agent becomes involved by virtue        officer or agent against such liability.
             of such Agent's actions, or omissions to act, in its capacity or former capacity with the Delaware Business Trust,
             whether or not the Delaware Business Trust would have the
             power to indemnify such Agent against such liability.

SHAREHOLDER  Under the Delaware Act, except to the extent otherwise           There is no provision in the Massachusetts Statute
RIGHT OF     provided in the governing instrument and subject to              relating to shareholder inspection rights.
INSPECTION   reasonable standards established by the trustees, each
             shareholder has the right, upon reasonable demand for any
             purpose reasonably related to the shareholder's interest as a shareholder, to obtain from the DBT certain information
             regarding the governance and affairs of the DBT.

             Under the Declaration, a shareholder, upon reasonable            The MA By-Laws provide that the trustees shall
             written demand to the Delaware Business Trust for any            determine whether and to what extent, and at what
             purpose reasonably related to such shareholder's interest as     times and places, the minutes and accounting books
             a shareholder, may inspect certain information as to the         and records shall be open for inspection by any
             governance and affairs of the Delaware Business Trust            shareholder and no shareholder has the right to
             during regular business hours to the extent permitted by         inspect such books and records except as conferred
             Delaware law. However, reasonable standards governing,           by law or authorized by the trustees or by the vote
             without limitation, the information and documents to be          or consent of the shareholders.
             furnished and the time and location of furnishing the same, will be established by the board or any officer to whom such power is delegated in the By-Laws. In addition, as permitted by the Delaware Act, the By-Laws also authorize the board
             or an officer to whom the board delegates such powers to
             keep confidential from shareholders for such period of time as deemed reasonable any information that the board or
             such officer in good faith believes would not be in the best interest of the Delaware Business Trust to disclose or that could damage the Delaware Business Trust or that the
             Delaware Business Trust is required by law or by agreement with a third party to keep confidential.

                                  DELAWARE BUSINESS TRUST                               MASSACHUSETTS BUSINESS TRUST
                                  -----------------------                               ----------------------------

DERIVATIVE   Under the Delaware Act, a shareholder may bring a                There is no provision under the Massachusetts
ACTIONS      derivative action if trustees with authority to do so            Statute regarding derivative actions.
             have refused to bring the action or if a demand upon
             the trustees to bring the action is not likely to
             succeed. A shareholder may bring a derivative action
             only if the shareholder is a shareholder at the time
             the action is brought and: (i) was a shareholder at
             the time of the transaction complained about or (ii)
             acquired the status of shareholder by operation of law
             or pursuant to the governing instrument from a person
             who was a shareholder at the time of the transaction.
             A shareholder's right to bring a derivative action may
             be subject to such additional standards and
             restrictions, if any, as are set forth in the
             governing instrument.

             The Declaration provides that, subject to the                    The MA Declaration has a provision regarding
             requirements set forth in the Delaware Act, a                    shareholder voting regarding derivative actions as
             shareholder may bring a derivative action on behalf of           described above.
             the Delaware Business Trust only if the shareholder
             first makes a pre-suit demand upon the board of
             trustees to bring the subject action unless an effort
             to cause the board of trustees to bring such action is
             excused. A demand on the board of trustees shall only
             be excused if a majority of the board of trustees, or
             a majority of any committee established to consider
             the merits of such action, has a material personal
             financial interest in the action at issue. A trustee
             shall not be deemed to have a material personal
             financial interest in an action or otherwise be
             disqualified from ruling on a shareholder demand by
             virtue of the fact that such trustee receives
             remuneration from his service on the board of trustees
             of the Delaware Business Trust or on the boards of one
             or more investment companies with the same or an
             affiliated investment advisor or underwriter.

MANAGEMENT   The Delaware Business Trust is an open-end management            Developing Markets Trust is an open-end
INVESTMENT   investment company under the 1940 Act (i.e., a                   management investment company under the 1940
COMPANY      management investment company whose securities are               Act (i.e., a management investment company whose
CLASSIFI-    redeemable).                                                     securities are redeemable).
CATION

                                   EXHIBIT C

                 FUNDAMENTAL INVESTMENT RESTRICTIONS PROPOSED
                          TO BE AMENDED OR ELIMINATED

                 CURRENT
                INVESTMENT           CURRENT FUNDAMENTAL                PROPOSED FUNDAMENTAL
PROPOSAL OR    RESTRICTION          INVESTMENT RESTRICTION             INVESTMENT RESTRICTION
SUB-PROPOSAL NUMBER & SUBJECT         The Fund may not:                  The Fund may not:
------------ ---------------- ---------------------------------- -----------------------------------
     3e      1. (Real Estate) Invest in real estate or mortgages Purchase or sell real estate unless on real estate (although the Fund  acquired as a result of ownership
                              may invest in marketable           of securities or other instruments
                              securities secured by real estate  and provided that this restriction or interests therein or issued by  does not prevent the Fund from
                              companies or investment trusts     (i) purchasing or selling
                              which invest in real estate or     securities secured by real estate
                              interests therein);                or interests therein or securities
                                                                 issued by companies that invest,
                                                                 deal or otherwise engage in
                                                                 transactions in real estate or
                                                                 interests therein, (ii) making,
                                                                 purchasing or selling real estate
                                                                 mortgage loans, and (iii)
                                                                 purchasing or selling direct
                                                                 investments in real estate
                                                                 through partnerships and other
                                                                 special purpose entities that own
                                                                 or develop real estate.

     4       1. (Oil and Gas  invest in interests (other than    Proposed to be Eliminated
             Programs)        debentures or equity stock
                              interests) in oil, gas or other
                              mineral exploration or
                              development programs;

     3d      1. (Commodities) purchase or sell commodity         Purchase or sell commodities as
                              contracts (except futures          defined in the Commodity
                              contracts as described in the      Exchange Act, as amended, and
                              Fund's prospectus or statement     the rules and regulations
                              of additional information);        thereunder, unless acquired as a
                                                                 result of ownership of securities
                                                                 or other instruments and
                                                                 provided that this restriction
                                                                 does not prevent the Fund from
                                                                 engaging in transactions
                                                                 involving futures contracts and
                                                                 options thereon or investing in
                                                                 securities that are secured by
                                                                 physical commodities.

                  CURRENT
                 INVESTMENT             CURRENT FUNDAMENTAL                PROPOSED FUNDAMENTAL
PROPOSAL OR     RESTRICTION            INVESTMENT RESTRICTION             INVESTMENT RESTRICTION
SUB-PROPOSAL  NUMBER & SUBJECT           The Fund may not:                  The Fund may not:
------------ ------------------- ----------------------------------- ---------------------------------
     4       1. (Investment in   [or] invest in other open-end       Proposed to be Eliminated
             Other Investment    investment companies except as
             Companies)          permitted by the 1940 Act.          Note: The Fund will still be
                                                                     subject to the restrictions of
                                                                     (S)12(d) of the 1940 Act, or any
                                                                     rules or exemptions or
                                                                     interpretations thereunder that
                                                                     may be adopted, granted or
                                                                     issued by the SEC, which restrict
                                                                     an investment company's
                                                                     investments in other investment
                                                                     companies.

     4       2. (Management      Purchase or retain securities of    Proposed to be Eliminated
             Ownership of        any company in which trustees
             Securities)         or officers of the Fund or of the
                                 manager, individually own more
                                 than 1/2 of 1% of the securities of
                                 such company or, in the
                                 aggregate, own more than 5% of
                                 the securities of such company.

     3h      3. (Diversification Purchase any security (other than   Purchase the securities of any
             of Investments)     obligations of the U.S.             one issuer (other than the U.S.
                                 government, its agencies and        government or any of its
                                 instrumentalities) if, as a result, agencies or instrumentalities or
                                 as to 75% of the Fund's total       securities of other investment
                                 assets (i) more than 5% of the      companies, whether registered or
                                 Fund's total assets would be        excluded from registration under
                                 invested in securities of any       Section 3(c) of the 1940 Act) if
                                 single issuer, or (ii) the Fund     immediately after such
                                 would then own more than 10%        investment (a) more than 5% of
                                 of the voting securities of any     the value of the Fund's total
                                 single issuer.                      assets would be invested in such
                                                                     issuer or (b) more than 10% of
                                                                     the outstanding voting securities
                                                                     of such issuer would be owned
                                                                     by the Fund, except that up to
                                                                     25% of the value of the Fund's
                                                                     total assets may be invested
                                                                     without regard to such 5% and
                                                                     10% limitations.

     3b      4. (Underwriting)   Act as an underwriter;              Act as an underwriter except to
                                                                     the extent the Fund may be
                                                                     deemed to be an underwriter
                                                                     when disposing of securities it
                                                                     owns or when selling its own
                                                                     shares.

                  CURRENT
                 INVESTMENT            CURRENT FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR     RESTRICTION           INVESTMENT RESTRICTION              INVESTMENT RESTRICTION
SUB-PROPOSAL  NUMBER & SUBJECT          The Fund may not:                   The Fund may not:
------------ ------------------ ----------------------------------- -----------------------------------
     3f      4. (Senior         issue senior securities except as   Issue senior securities, except to
             Securities, Margin set forth in investment restriction the extent permitted by the 1940
             Accounts and Short 6 below; or purchase on margin      Act or any rules, exemptions or
             Sales)             or sell short (but the Fund may     interpretations thereunder that
                                make margin payments in             may be adopted, granted or
                                connection with options on          issued by the SEC.
                                securities or securities indices,
                                foreign currencies, futures
                                contracts and related options,
                                and forward contracts and
                                related options).

     3c      5. (Lending)       Loan money, apart from the          Make loans to other persons
                                purchase of a portion of an issue   except (a) through the lending of
                                of publicly distributed bonds,      its portfolio securities,
                                debentures, notes and other         (b) through the purchase of debt
                                evidences of indebtedness,          securities, loan participations
                                although the Fund may enter into    and/or engaging in direct
                                repurchase agreements and lend      corporate loans in accordance
                                its portfolio securities.           with its investment objectives
                                                                    and policies, and (c) to the extent
                                                                    the entry into a repurchase
                                                                    agreement is deemed to be a
                                                                    loan. The Fund may also make
                                                                    loans to other investment
                                                                    companies to the extent
                                                                    permitted by the 1940 Act or any
                                                                    rules or exemptions or
                                                                    interpretations thereunder that
                                                                    may be adopted, granted or
                                                                    issued by the SEC.

     3a      6. (Borrowing)     Borrow money, except that the       Borrow money, except to the
                                Fund may borrow money from          extent permitted by the 1940 Act
                                banks in an amount not              or any rules, exemptions or
                                exceeding 33 1/3% of the value of   interpretations thereunder that
                                the Fund's total assets (including  may be adopted, granted or
                                the amount borrowed), or            issued by the SEC.
                                pledge, mortgage or hypothecate
                                its assets for any purposes,
                                except to secure borrowings and
                                then only to an extent not greater
                                than 15% of the Fund's total
                                assets. Arrangements with
                                respect to margin for futures
                                contracts, forward contracts and
                                related options are not deemed to
                                be a pledge of assets.

                  CURRENT
                 INVESTMENT            CURRENT FUNDAMENTAL                 PROPOSED FUNDAMENTAL
PROPOSAL OR     RESTRICTION           INVESTMENT RESTRICTION              INVESTMENT RESTRICTION
SUB-PROPOSAL  NUMBER & SUBJECT          The Fund may not:                   The Fund may not:
------------ ------------------ ----------------------------------- ----------------------------------
     4       7. (Three Years of Invest more than 5% of the value    Proposed to be Eliminated
             Company Operation) of the Fund's total assets in
                                securities of issuers, including
                                their predecessors, which have
                                been in continuous operation less
                                than three years.

     4       8. (Warrants)      Invest more than 5% of the          Proposed to be Eliminated
                                Fund's total assets in warrants,
                                whether or not listed on the New
                                York Stock Exchange (NYSE) or
                                the American Stock Exchange,
                                including no more than 2% of its
                                total assets which may be
                                invested in warrants that are not
                                listed on those exchanges.
                                Warrants acquired by the Fund
                                in units or attached to securities
                                are not included in this
                                restriction.

     3g      9. (Industry       Invest more than 25% of the         Invest more than 25% of its net
             Concentration)     Fund's total assets in a single     assets in securities of issuers in
                                industry.                           any one industry (other than
                                                                    securities issued or guaranteed
                                                                    by the U.S. government or any of
                                                                    its agencies or instrumentalities
                                                                    or securities of other investment
                                                                    companies).

     4       10. (Joint Trading Participate on a joint or a joint   Proposed to be Eliminated
             Account)           and several basis in any trading
                                account in securities.

     4       11. (Unlisted      Invest more than 15% of the         Proposed to be Eliminated
             Foreign Securities Fund's total assets in securities
             and Restricted     of foreign issuers that are not     Note: The current fundamental
             Securities)        listed on a recognized U.S. or      policy will be replaced with a
                                foreign securities exchange,        non-fundamental investment
                                including no more than 10% of       policy that limits the Fund's
                                its total assets in restricted      investment in illiquid securities
                                securities, securities that are not to 15% of the Fund's net assets.
                                readily marketable, repurchase
                                agreements having more than
                                seven days to maturity, and over-
                                the-counter options purchased by
                                the Fund. Assets used as cover
                                for over-the-counter options
                                written by the Fund are
                                considered not readily
                                marketable.

                 CURRENT
                INVESTMENT           CURRENT FUNDAMENTAL           PROPOSED FUNDAMENTAL
PROPOSAL OR    RESTRICTION          INVESTMENT RESTRICTION        INVESTMENT RESTRICTION
SUB-PROPOSAL NUMBER & SUBJECT         The Fund may not:             The Fund may not:
------------ ---------------- ---------------------------------- -------------------------
     4       Unnumbered.      . . . invest more than 10% of its  Proposed to be Eliminated
             (Defaulted Debt  total assets (at the time of
             Securities)      purchase) in defaulted debt
                              securities, which may be illiquid.

                                                                711 PROXY 07/02

PROXY                                                                     PROXY



                       TEMPLETON DEVELOPING MARKETS TRUST
                 SPECIAL SHAREHOLDERS' MEETING - AUGUST 26, 2002

The undersigned hereby revokes all previous proxies for his/her shares and appoints BARBARA J. GREEN, BRUCE S. ROSENBERG and LORI A. WEBER and each of them, proxies of the undersigned with full power of substitution to vote all shares of Templeton Developing Markets Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Special Shareholders' Meeting (the "Meeting") to be held at 500 East Broward Blvd., 12th Floor, Fort Lauderdale, Florida 33394 at 1:00 p.m., Eastern time, on the 26th day of August 2002, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any matters that may properly be acted upon at the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED FOR PROPOSALS 1 (INCLUDING ALL NOMINEES FOR TRUSTEES), 2, 3 (INCLUDING 8 SUB-PROPOSALS) AND
4. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.


                               VOTE VIA THE INTERNET: www.franklintempleton.com VOTE VIA THE TELEPHONE: 1-800/597-7836
                               ------------------------------------------------
                               CONTROL NUMBER: 999 9999 9999 999
                               ------------------------------------------------


                               Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.



                               ------------------------------------------------
                                Signature


                               ------------------------------------------------
                               Signature


                                                                          , 2002
                               -------------------------------------------------
                               Dated                                   TDM_12531


                               I PLAN TO ATTEND THE MEETING.    YES      NO
                                                                [ ]      [ ]

                          (Continued on the other side)

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1 THROUGH 4.

PROPOSAL 1 - To elect a Board of Trustees:

01 Harris J. Ashton     05 Edith E. Holiday     09 Constantine D. Tseretopoulos
02 Frank J. Crothers    06 Betty P. Krahmer     10 Nicholas F. Brady
03 S. Joseph Fortunato  07 Gordon S. Macklin    11 Charles B. Johnson
04 Andrew H.Hines, Jr.  08 Fred R. Millsaps     12 Charles E. Johnson


        FOR                        WITHHOLD
    All nominees               AUTHORITY to vote
   listed (except              for all nominees
   as marked below)                listed

       [ ]                          [ ]


TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.



------------------------------------------------------------------------------          FOR     AGAINST    ABSTAIN

PROPOSAL 2 - To approve an Agreement  and Plan of Reorganization that provides          [ ]       [ ]        [ ]
             for the Reorganization of the Fund from a Massachusetts business trust to a Delaware business trust.

PROPOSAL 3 - To approve amendments to certain of the Fund's fundamental investment restrictions (includes eight (8) Sub-Proposals):

         PROPOSAL 3a To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding borrowing.


         PROPOSAL 3b To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding underwriting.

         PROPOSAL 3c To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding lending.

         PROPOSAL 3d To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding investments in commodities.

         PROPOSAL 3e To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding investments in real estate.

         PROPOSAL 3f To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding issuing senior securities, purchasing on
                     margin and making short sales.

         PROPOSAL 3g To amend the Fund's fundamental investment restriction             [ ]       [ ]        [ ]
                     regarding industry concentration.

          PROPOSAL 3h To amend the Fund's fundamental investment restriction            [ ]       [ ]        [ ]
                     regarding diversification of investments.


PROPOSAL 4 - To approve the elimination of certain of the Fund's fundamental            [ ]       [ ]        [ ]
             investment restrictions.



          IMPORTANT: PLEASE SIGN, DATE AND MAIL IN YOUR PROXY....TODAY